Exhibit 10.80
Dynegy Northeast Generation, Inc.
Retirement Income Plan
Restated Effective
January 1, 2009

Dynegy Inc., (the “Plan Sponsor”), hereby adopts this restatement of the Dynegy Northeast Generation, Inc. Retirement Income Plan (the “Plan”), effective as of the Effective Date, or as otherwise specified herein.
R E C I T A L S:
The Plan Sponsor has previously established the Plan for the exclusive benefit of eligible Employees of its affiliate, Dynegy Northeast Generation, Inc., and their beneficiaries;
The Plan Sponsor wants to recognize the lasting contribution made by eligible Employees to the successful operation of Dynegy Northeast Generation, Inc. and wants to reward their contribution by continuing the Plan;
The Plan Sponsor wishes to amend and restate the Plan for the following purposes: (i) to reflect applicable changes made to the Plan pursuant to the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”); (ii) to reflect additional amendments made to the Plan pursuant to subsequent changes in the Internal Revenue Code of 1986, as amended (the “Code”) and Regulations promulgated thereunder; and (iii) to incorporate amendments made to the Plan following its last restatement;
The Employer has authorized the execution of this Agreement, which is intended to continue the Plan’s qualification under Sections 401(a) and 501(a) of the Code;
The provisions of this Plan, as amended and restated, shall apply solely to an Employee who terminates employment with the Employer on or after the restated Effective Date of this Plan; and
If an Employee terminates employment with the Employer prior to the restated Effective Date, that Employee shall be entitled to benefits under the Plan as the Plan existed on the Employee’s termination date.
The history of Prior Plan provisions is set forth in Addendum A, to the extent that the historical provisions can affect any Participant’s benefits. The procedures for determining the qualified status of domestic relations orders, and administering qualified orders, is set forth in Addendum B. The Addenda are integral parts of the Plan.
NOW, THEREFORE, considering the premises and their mutual covenants, the Employer agrees as follows:

TABLE OF CONTENTS

ARTICLE 1 Definitions	1
1.1 Accrued Benefit	1
1.2 Actuarial Equivalent	1
1.3 Benefit Commencement Date	2
1.4 Benefit Service	2
1.5 Board	2
1.6 Break in Service	2
1.7 Code	2
1.8 Committee	2
1.9 Company	2
1.10 Compensation	2
1.11 Controlled Group	3
1.12 Disability	3
1.13 Earliest Retirement Date	3
1.14 Early Retirement Date	3
1.15 Effective Date	4
1.16 Eligible Employee	4
1.17 Employee	4
1.18 Employee Contributions	4
1.19 Employer	4
1.20 Employment	4
1.21 Employment Date	4
1.22 ERISA	5
1.23 Five-Year Break	5
1.24 Highly Compensated Employee	5
1.25 Hours of Service	6
1.26 Normal Retirement Age	6
1.27 Normal Retirement Date	6
1.28 One-Year Break	6
1.29 Participant	7
1.30 Plan	7
1.31 Plan Administrator	7
1.32 Plan Year	7
1.33 Prior Plan	7
1.34 Plan Sponsor	7
1.35 Qualified Optional Survivor Annuity	7
1.36 Social Security Retirement Age	7
1.37 Spouse	7
1.38 Termination Date	7
1.39 Trust (or Trust Fund)	8
1.40 Trustee	8
1.41 Vesting Service	8
1.42 Years of Benefit Service (or Benefit Service)	8
1.43 Years of Vesting Service (or Vesting Service)	9

i

ARTICLE 2 Eligibility	11
2.1 Eligibility	11
2.2 Participation Upon Reemployment	11
2.3 Leased Employees and Independent Contractors	12
2.4 Adoption of the Plan by a Controlled Group Member	12

ARTICLE 3 Retirement Dates and Benefits	13
3.1 Normal Retirement	13
3.2 Suspension of Benefit Payments	15
3.3 Early Retirement	16
3.4 Delayed Retirement	16
3.5 Termination of Employment	17
3.6 Disability Retirement	17
3.7 Reemployment	19

ARTICLE 4 Payment of Benefits	20
4.1 Normal Form of Payment	20
4.2 Election Procedures	20
4.3 Description of Forms of Payment	25
4.4 Cash-Out	25
4.5 Effect of Death on Forms of Payment	26
4.6 Required Distribution Rules	27
4.7 Payment on Participant’s Behalf	28
4.8 Unclaimed Benefits	28
4.9 Correction of Mistakes	28

ARTICLE 5 Preretirement Death Benefits	29
5.1 Married Vested Participant	29
5.2 Unmarried Participant or Nonvested Participant	29

ARTICLE 6 Limitations on Benefit Amounts	30
6.1 Limitations Imposed by Section 415 of the Internal Revenue Code:	30
6.2 Restrictions for Twenty-five Highest-Paid Participants	46
6.3 Top-Heavy Rules	47

ARTICLE 7 Contributions	50
7.1 Employer Contributions	50
7.2 Participant Contributions	50
7.3 Return of Contributions to the Employers	50
7.4 Actuarial Gains	50

ARTICLE 8 Amendment, Termination, Merger	51
8.1 Amendment	51
8.2 Termination of the Plan	52
8.3 Merger	53

ii

ARTICLE 9 Administration	54
9.1 Fiduciary Provisions	54
9.2 Employer to Supply Information	59
9.3 Indemnification	59
9.4 Claims Procedure	59

ARTICLE 10 Miscellaneous	64
10.1 Headings	64
10.2 Construction	64
10.3 Continued Qualification for Tax-Exempt Status	64
10.4 Nonalienation	64
10.5 No Employment Rights	64
10.6 No Enlargement of Rights	64
10.7 Withholding for Taxes	64

ARTICLE 11 Cash Balance Accounts	65
11.1 Cash Balance Accounts	65
11.2 Interest Adjustment	65
11.3 Vesting	66
11.4 Cash Balance Retirement Income	66
11.5 Death Before Annuity Starting Date	67
11.6 Beneficiary	68
11.7 Payment of Cash Balance	68

Addendum A History of Revised Plan Provisions

Addendum B Participating Employers
 iii

ARTICLE 1
Definitions
As used in the Plan, the following words and phrases and any derivatives thereof will have the meanings set forth below unless the context clearly indicates otherwise. Definitions of other words and phrases are set forth throughout the Plan. Section references indicate Sections of the Plan unless otherwise stated. The masculine pronoun includes the feminine, and the singular number includes the plural and the plural the singular, whenever applicable.
1.1
Accrued Benefit. Accrued Benefit means the retirement benefit which the Participant has earned as of the date of determination, calculated under Subsection 3.1(b) which will be payable as of his Normal Retirement Date in the form of a single life annuity. For the Participant who retires after his Normal Retirement Date, the Accrued Benefit is the amount calculated for him under Section 3.4.

1.2	Actuarial Equivalent. Actuarial Equivalent means a benefit of equal value computed on the following bases:
(a)	For annuity forms of payment, the 1983 Group Annuity Mortality Table, assuming the Participant is male and the contingent annuitant is female, and interest at the rate of 7 1/2% compounded annually.

(b)	For lump sum payments,
(1)	The “applicable mortality table,” which means the mortality table prescribed by the Secretary of the Treasury pursuant to Section 415(b)(2)(E)(v) of the Code; and
(2)
The “applicable interest rate,” which means the annual rate of interest determined in accordance with Section 417(e)(3)(C) of the Code for the lookback month preceding the first day of the stability period. Effective on and after January 1, 2008, the annual rate is the adjusted first, second and third segment rates applied under rules similar to the rules of Section 430(h)(2)(C) of the Code for the fifth month before the first day of the Plan Year that contains the Annuity Starting Date with respect to the benefit, or such other time as the Secretary of the Treasury may prescribe by Regulation. For purposes of this paragraph, the adjusted first, second and third segment rates are the first, second and third segment rates which would be determined under Section 430(h)(2)(c) of the Code if (i) Section 430(h)(2)(D) of the Code were applied by substituting the average yields for the month described in Clause (ii) for the average yields for the 24-month period described in such Section, (ii) Section 430(h)(2)(G)(i)(II) of the Code were applied by substituting “Section 417(e)(3)(A)(ii)(II)” for “Section 412(b)(5)(B)(ii)(II)”, and (iii) the applicable percentage under Section 430(h)(2)(G) of the Code were determined in accordance with the following table:

For Plan Year	Applicable Percentage
2008	20%
2009	40%
2010	60%
2011	80%

1.3
Benefit Commencement Date. Subject to the modifications under certain circumstances described in Articles 3 and 4, with respect to each Participant or beneficiary, the first day of the first period for which an amount is payable to the Participant or beneficiary as an annuity or in any other applicable form available under the terms of the Plan. At all times, if the benefit is payable in a lump sum, the Benefit Commencement Date is the date when the Trustee issues the payment. If the Participant dies before his Benefit Commencement Date, the only benefit payable will be the preretirement death benefit to the surviving Spouse.

1.4	Benefit Service. See Section 1.42.

1.5	Board. Board means the Board of Directors of Dynegy Inc.
1.6	Break in Service. See Section 1.23 Five-Year Break and Section 1.28 One-Year Break. See Addendum A for the Break in Service rules in effect before the 1989 Plan Year, for the Prior Plan.
1.7	Code. Code means the Internal Revenue Code of 1986 as amended from time to time, and Regulations and rulings issued under the Code.

1.8	Committee. Committee means the Dynegy Inc. Benefit Plans Committee.

1.9	Company. Company means Dynegy Northeast Generation, Inc.

1.10	Compensation.
(a)
Accrued Benefit. For purposes of calculating each Participant’s Accrued Benefit, Compensation means the Plan will use the annual base rate of earnings at October 1st of each year paid to the Participant by his Employer, plus amounts paid to such Participant during the 12 months prior to such October 1 including project bonuses, awards, lump sum cash awards, (and, for non-officers of the Company, performance bonuses, incentive cash awards and/or bonuses paid), but excluding overtime, additional compensation for unusual circumstances, premium pay, shift differential, tuition assistance, severance benefits, theft of service awards, suggestion plan awards, reimbursements, expense allowances, cash and noncash fringe benefits, moving expenses, deferred compensation and welfare benefits. Compensation shall also exclude any incentive cash awards and/or bonuses paid to officers of the Company. Notwithstanding the foregoing provisions of this Section 1.10(a), if a Participant is scheduled to work a 12-hour shift (the “Shift”), the regularly-scheduled overtime for the Shift shall be included as Compensation, and is calculated by multiplying the Participant’s straight time hourly rate of pay by the number of regularly-scheduled overtime hours for the Shift for which the Participant is paid.

(b)
Military Service. For the Participant who resumes Employment after a period of unpaid military leave covered by the Uniformed Services Employment and Reemployment Rights Act of 1994, the Plan will impute Compensation in the amount he would have received if he had remained in active Employment, based on his rate of pay in effect when he began his leave and taking into account any promotion he would have received, or if that pay rate cannot be determined with certainty, the Plan will treat him as having Compensation equal to the amount he received during the 12-month period preceding his leave, or during the entire period of his Employment if shorter than 12 months.

(c)
Statutory Limit. Each Participant’s Compensation will be limited to $245,000 (as indexed under Section 401(a)(17) of the Code) for all purposes under the Plan. For purposes of determining benefit accruals in a plan year beginning after December 31, 2001, the annual compensation limit in this paragraph for determination periods beginning before January 1, 2002, shall be: $150,000 for any determination period beginning in 1996 or earlier; $160,000 for any determination period beginning in 1997, 1998, or 1999; and $170,000 for any determination period beginning in 2000 or 2001.

1.11
Controlled Group. Controlled Group means (i) the Company and each member of the group of corporations under at least 80% common control by or with the Company, within the meaning of Section 414(b) of the Code; (ii) each incorporated or unincorporated trade or business under common control with the Company, within the meaning of Section 414(c) of the Code; (iii) each organization which is within an affiliated service group with the Company, within the meaning of Section 414(m) of the Code; and (iv) any entity required to be aggregated with the Company under Section 414(o) of the Code.

1.12	Disability. Disability means a physical or mental incapacity which qualifies the disabled Participant for Social Security disability benefits.
1.13
Earliest Retirement Date. Earliest Retirement Date means the first day of the month coincident with or next following the month in which the Participant has both reached his 55th birthday and completed 10 Years of Vesting Service.

1.14	Early Retirement Date. Early Retirement Date means the first day of the month on or after the Participant’s Earliest Retirement Date and before his Normal Retirement Date, when he actually retires.

1.15
Effective Date. Effective Date means January 1, 2009, the effective date of this restatement of the Plan, or as otherwise provided herein. The Plan was initially established effective January 31, 2001.

1.16
Eligible Employee. Each Employee other than (i) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement, unless such agreement provides for his coverage under the Plan, (ii) a nonresident alien who receives no earned income from the Employer that constitutes income from sources within the United States, (iii) a leased employee (as defined in Section 2.3), (iv) an individual who is deemed to be an Employee pursuant to Treasury regulations issued under Section 414(o) of the Code, (v) an Employee who has waived participation in the Plan through any means including, but not limited to, an Employee whose employment is governed by a written agreement with the Employer (including an offer letter setting forth the terms and conditions of employment) that provides that the Employee is not eligible to participate in the Plan (a general statement in the agreement, offer letter, or other communication stating that the Employee is not eligible for benefits shall be construed to mean that the Employee is not an Eligible Employee), and (vi) an Employee of an entity that has been designated to participate in the Plan to the extent that such entity’s designation specifically excepts such Employee’s participation. Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as an independent contractor or other non-common law employee shall be eligible to become a Participant of the Plan. It is expressly intended that individuals not treated as common law employees by the Employer are to be excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees.

1.17
Employee. Employee means each (i) individual employed by the Employer (as reported on the Employer’s payroll records and for whom the Employer has FICA taxes withheld), and (ii) leased employee (as defined in Section 2.3).

1.18	Employee Contributions. Employee Contributions are not required or permitted in this Plan. See Addendum A for rules impacting accumulated contributions in the Prior Plan.
1.19	Employer. Employer means the Company and each Controlled Group member which adopts the Plan and is identified in Addendum B. Dynegy Inc., the Plan Sponsor, is not a participating Employer.
1.20
Employment. Employment means the period during which an Employee is regularly employed by an Employer. For purposes of deferring the Benefit Commencement Date and suspending benefit payments upon reemployment, the Plan will treat periods of service with any Controlled Group member as if it were Employment under this Plan.

1.21
Employment Date. Employment Date means the date on which the Employee earned his first Hour of Service. The Employment Date of the nonvested Employee who resumed Employment after he incurred a Five-Year Break will be the date on which he earned his first Hour of Service after he resumed Employment.

1.22	ERISA. ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, and Regulations and rulings issued under ERISA.
1.23	Five-Year Break. Five-Year Break means five consecutive One-Year Breaks, which will cause the nonvested Participant to lose his pre-break Benefit Service and Vesting Service.
1.24	Highly Compensated Employee. Highly Compensated Employee means an Employee who performs service during the Determination Year and who:
(a)	Is a five percent (5%) owner as defined in Section 416(i)(1)(B)(i) of the Code, at any time during the Determination Year or the Look-back Year, or
(b)
An Employee who received 414(q) Compensation in excess of $80,000 during the Look-back Year and was in the Top-paid Group during the Look-back Year. The $80,000 limitation will be adjusted annually for increases in the cost of living in accordance with Section 415(d) of the Code.

A former Employee shall be treated as a Highly Compensated Employee if such former Employee had a separation year prior to the Determination Year and (i) was a Highly Compensated Employee when he separated from service, or (ii) was a Highly Compensated Employee at any time after attaining age 55.
A “separation year” is the Determination Year in which the Employee separates from service.
Notwithstanding anything to the contrary in this Plan, Sections 414(b), (c), (m), (n) and (o) of the Code are applied prior to determining whether an Employee is a Highly Compensated Employee.
For purposes of this Section 1.24,
(1)	“414(q) Compensation” means compensation as defined in Section 414(q)(4) of the Code.
(2)	“Determination Year” means the Plan Year for which the determination of who is a Highly Compensated Employee is being made.
(3)	“Look-back Year” means the twelve (12) month period preceding the Determination Year.
(4)
“Top-paid Group” means the top twenty percent (20%) of Employees when rated on the basis of 414(q) Compensation paid during the year. The number of Employees in the group will be determined in accordance with Section 414(q)(5) of the Code.

1.25	Hours of Service. Hour of Service means the following hours that are credited for eligibility.
(a)	Periods of Credit. Hours of Service will be credited for the following:
(1)	Working Hours. Each hour for which the Employee is paid or entitled to payment by an Employer for the performance of duties.
(2)
Nonworking Hours. Each hour for which the Employee is paid or is entitled to payment by an Employer on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence, whether or not his Employment has terminated.

(3)	Back Pay. Each hour for which back pay, without regard to mitigation of damages, is either awarded or agreed to by an Employer.
(b)	Periods of No Credit. Hours of Service will not be credited for the following:
(1)	Nonpayment. Periods during which the Employee is neither paid nor entitled to payment from his Employer.
(2)
Limited Number. Hours in excess of 501 in a single continuous period during which no duties are performed, except as provided in Subsection 1.43(b) for military leaves, parental leaves, and other approved leaves of absence.

(3)
Statutory Payments. Hours for which payment is made or due under a plan maintained solely for the purpose of complying with workers’ compensation, unemployment compensation, or disability insurance laws.

(4)	Double Back Pay. Back pay where credit has already been given for the hours to which the back pay relates.
(5)	Medical Expenses. A payment which solely reimburses an Employee for medical or medically related expenses incurred by him.
1.26	Normal Retirement Age. Normal Retirement Age means the Participant’s 65th birthday.
1.27	Normal Retirement Date. Normal Retirement Date means the first day of the month coincident with or next following the month in which the Participant’s 65th birthday occurs.
1.28
One-Year Break. One-Year Break means a twelve-consecutive-month period beginning on the Participant’s Termination Date and ending on the first anniversary of that date, during which he does not earn any Hours of Service. For purposes of determining whether an Employee has had a One-Year Break, the Committee will treat a leave protected under the Family and Medical Leave Act of 1993 as a period of active Employment.

1.29
Participant. Participant means an Eligible Employee participating in the Plan under Section 2.1. The term Participant is sometimes used to include active, vested terminated and/or retired Participants. Where the context indicates, the term Participant includes persons claiming benefits accrued by a Participant.

1.30 Plan. Plan means the Dynegy Northeast Generation, Inc. Retirement Income Plan.
1.31 Plan Administrator. Plan Administrator means the Committee.
1.32	Plan Year. Plan Year means each twelve consecutive month period beginning on January 1 and ending on December 31.
1.33	Prior Plan. Prior Plan means the Retirement Income Plan of Central Hudson Gas and Electric Corporation.
1.34 Plan Sponsor. Plan Sponsor means Dynegy Inc. (a Delaware corporation).
1.35
Qualified Optional Survivor Annuity. Qualified Optional Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is equal to 75% of the annuity which is payable during the joint lives of the Participant and the Spouse that is the Actuarial Equivalent of the standard form of benefit and that is provided in compliance with Section 417(g) of the Code.

1.36
Social Security Retirement Age. Social Security Retirement Age means the age used as the Participant’s retirement age under Section 216(l)(4) of the Social Security Act. Each Participant’s Social Security Retirement Age will be the following age which relates to his year of birth:

Year of Birth	Social Security Retirement Age
Before 1938	65 years
1938 – 1954	66 years
After 1954	67 years
1.37
Spouse. Spouse means the individual to whom the Participant is legally married on the earlier of his date of death or his Benefit Commencement Date. In the event of a dispute, such status will be determined in accordance with applicable laws of the Participant’s state of domicile.

1.38
Termination Date. Termination Date means the earlier of (i) the date the Employee quits, retires, is discharged or dies; or (ii) the first anniversary of the beginning date of a paid or unpaid absence for any reason other than quit, retirement, discharge or death. A Termination Date will not occur during an authorized leave of absence which is included in Vesting Service under Section 1.43. The Termination Date of the Employee who quits, retires, is discharged or dies before the first anniversary of his authorized leave of absence (or the second anniversary for a parental leave) will be the date such event occurs. Accrual of Benefit Service and Vesting Service will cease on the Termination Date except as otherwise provided under Sections 1.42 and 1.43, respectively.

1.39
Trust (or Trust Fund). Trust (or Trust Fund) means the fund established to hold Plan assets and from which the Plan assets are distributed. When there is more than one Trust, the term “Trust” shall refer to all such Trusts.

1.40
Trustee. Trustee means the legal reserve life insurance company or trustee selected to hold and/or invest the Plan assets and if and when directed, to pay the benefits provided under the Plan. When there is more than one Trustee, the term “Trustee” shall refer to all such Trustees.

1.41 Vesting Service. See Section 1.43.
1.42
Years of Benefit Service (or Benefit Service). Years of Benefit Service (or Benefit Service) means the Participant’s whole and partial Years of Vesting Service subject to the following rules and exclusions:

(a)	Exclusions. The following periods will be excluded from Benefit Service:
(1)	Periods during which the Participant was not an Employee.
(2)	Periods of absence described in Subsection 1.43(b) (other than military service under (b)(1)) and Subsection 1.43(f).
(3)	Periods during which the Participant accrued vested benefits under another qualified defined benefit plan to which an Employer contributed, except as provided in Subsection (b).
(4)	Periods for which the Participant received a cash-out of his Accrued Benefit.
(5)	Periods during which the Participant failed to make any required Employee Contributions (including any waiting period before becoming eligible to participate).
(b)
Period Before an Employer Adopted the Plan. The Board will determine any Benefit Service to be credited for periods of service with an Employer before it adopted the Plan. In the event the Board grants retroactive Benefit Service, the Plan will offset any benefits previously accrued under the Employer’s qualified defined benefit plan(s).

(c)
Periods of Employment Before a Five-Year Break. The nonvested Participant who incurs a Five-Year Break will lose all of his credit for Benefit Service earned before his Five-Year Break. The vested Participant will retain all of his credit for Benefit Service regardless of the number of his One-Year Breaks.

(d)
Military Service. Each Participant will receive credit for Benefit Service as if his active Employment had continued during the period of his military service covered by the Uniformed Services Employment and Reemployment Rights Act of 1994, but only if he retains statutory reemployment rights and resumes Employment within 90 days after his honorable discharge from military duty, or during any other period prescribed by law.

1.43
Years of Vesting Service (or Vesting Service). Years of Vesting Service (or Vesting Service) means the period beginning on the Participant’s Employment Date and ending on his Termination Date, subject to the following rules:

(a)
Computation. Years of Vesting Service will be computed in whole and partial years, by measuring months from the Employment Date, counting each month as 1/12 year, aggregating noncontinuous partial months into whole 30-day months, and ignoring any remaining days.

(b)
Leaves of Absence. Except as provided in this Subsection, each Participant will be credited with Vesting Service as if his status as an Employee had continued during the period of his approved leave of absence granted under his Employer’s standard, uniformly-applied personnel policies, but only if he resumes active Employment promptly upon the expiration of his approved leave.

(1)
Military Service. Each Participant will receive credit for Vesting Service as if his active Employment had continued during the period of his military service covered by the Uniformed Services Employment and Reemployment rights Act of 1994, but only if he retains statutory reemployment rights and resumes Employment within 90 days after his honorable discharge from military duty, or during any other period prescribed by law.

(2)
Parental Leave. Each Participant will receive credit for Vesting Service for the period of a parental leave which does not extend beyond 12 months. If the leave continues beyond 12 months. the first anniversary of the date the leave began will be the Termination Date for purposes of crediting Vesting Service, and the second anniversary will be the Termination Date for purposes of determining when a Break in Service begins. The Plan will credit Vesting Service for the period between the first anniversary of the leave date and the date when the Participant resumes active Employment only if that date occurs before the second anniversary. The Termination Date of the Employee who quits, retires, is discharged or dies before the second anniversary of the parental leave will be the date such event occurs. A parental leave is an absence from active Employment by reason of pregnancy, childbirth, child adoption, and/or child care immediately following birth or adoption. The leave will be treated as any other absence unless the Employee timely provides to the Committee all information reasonably required to establish that the absence constitutes a parental leave.

(3)
Leaves of Absence. Vesting Service will include a period of absence that is approved under the Employer’s standard, uniformly-applied personnel policies. Vesting Service will include a period of unapproved absence only if the Participant resumes Employment within one year after his Termination Date.

(c)
Employment with a Controlled Group Member. Each Employee will receive credit for Vesting Service for the period of his employment with any Controlled Group member, whether or not it has adopted the Plan, beginning on the date the member became part of the Controlled Group.

(d)
Period Before an Employer Adopted the Plan. The Board will determine any Vesting Service to be credited for periods of employment with an Employer before it adopted the Plan, to the extent credit is not required under Subsection 1.43(c).

(e)
Employment Before a Five-Year Break. The nonvested Participant who incurs a Five-Year Break will lose all his credit for Vesting Service earned before his Five-Year Break. The vested Participant will retain all his credit for Vesting Service regardless of the number of his One-Year Breaks.

(f)	Service Spanning. If an Employee terminates Employment for any reason and resumes Employment within 12 months, the Plan will include his period of termination in his Vesting Service.

ARTICLE 2
Eligibility
2.1
Eligibility. Each Eligible Employee will begin participating in the Plan as of the first day of the month on or after he has completed his first 12 consecutive months of Employment. The Plan shall be frozen to eligibility and participation effective for any Employee with an Employment Date on or after January 1, 2009.

2.2 Participation Upon Reemployment.
(a)	Vested Participants. The vested terminated Participant who resumes Employment at any time will resume participation as of the date he resumes Employment.

(b)	Nonvested Participants.
(1)	Before Five-Year Break. The nonvested terminated Participant who resumes Employment before he incurs a Five-Year Break will resume participation as of the date he resumes Employment.
(2)	After Five-Year Break. The nonvested terminated Participant who resumes Employment after he has incurred a Five-Year Break will be treated as a new Employee under Section 2.1.
(c)	Nonparticipating Employees.
(1)
Before Five-Year Break. The nonparticipating terminated Employee who resumes Employment before he incurs a Five-Year Break will retain credit for his Employment before his Termination Date for purposes of determining his eligibility to begin participating under Section 2.1. If he met the eligibility requirements under Section 2.1 as of his Termination Date, he will begin participating as of the date he resumes Employment.

(2)	After Five-Year Break. The nonparticipating terminated Employee who resumes Employment after he has incurred a Five-Year Break will be treated as a new Employee under Section 2.1.
(d)
Notwithstanding any Plan provision to the contrary, effective for Plan Years beginning after December 31, 2008, terminated Employees, whether vested, nonvested, or nonparticipating, shall not be eligible to participate in the Plan upon resumption of Employment.

2.3
Leased Employees and Independent Contractors. Leased employees will be treated as Employees to the extent required under Section 414(n) of the Code, but will not be eligible to participate in this Plan. A leased employee shall be given credit for eligibility and Years of Vesting Service for the period during which he worked as a leased employee, under the rules described in Sections 1.43 and 2.1. However, the Plan will not give such credit if (i) the leased employee was covered by a money purchase plan sponsored by the leasing organization, with 10% contributions and immediate participation and vesting, and (ii) leased employees constitute no more than 20% of the Controlled Group’s nonhighly compensated employees. If an individual who has worked for an Employer as an independent contractor becomes an Employee, he will not receive credit for any purpose under the Plan until the date when he becomes an Employee. The term “leased employee” means each person who is not an employee of the Employer or a Controlled Group member but who performs services for the Employer or a Controlled Group member pursuant to an agreement (oral or written) between the Employer or a Controlled Group member and any leasing organization, provided that (i) such person has performed such services for the Employer or a Controlled Group member or for related persons (within the meaning of Section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year, and (ii) such services are performed under primary direction or control by the Employer or a Controlled Group member.

2.4
Adoption of the Plan by a Controlled Group Member. A Controlled Group member may adopt the Plan by appropriate action of its board of directors or authorized officer(s) or representative(s), subject to approval of the Board and the Committee.

ARTICLE 3
Retirement Dates and Benefits
3.1	Normal Retirement.
(a)
Normal Retirement Date. Whether or not the Participant actually retires on the date on which he attains Normal Retirement Age, the Participant’s Normal Retirement Date will be the first day of the month coincident with or next following the month in which he reaches Normal Retirement Age. If he is not already vested, he will become fully vested in his Accrued Benefit on the date he reaches Normal Retirement Age.

(b)
Amount of Normal Retirement Benefit. The Plan will use the following formula to calculate the Accrued Benefit of each Participant who earns any Compensation on or after the date the sale closed in connection with the Asset Purchase and Sale Agreement dated as of August 7, 2000 between Central Hudson Gas and Electric Corporation and Dynegy Power Corporation. The Participant who retires on his Normal Retirement Date will receive a monthly benefit in an amount equal to 1/12 of the sum of the amounts described in Subsections (1), (2) and (3):

(1)	The sum of (A) plus (B) as follows:
(A)	2.0% of his Compensation for each Year of Benefit Service prior to the October 1st coincident with or next following such Participant’s 50th birthday.
(B)	2.5% of his Compensation for each Year of Benefit Service after the October 1st coincident with or next following such Participant’s 50th birthday.
(2)
Plan to Plan Transfer Benefit. The benefit transferred from the Prior Plan into this Plan following the date the sale closed in connection with the Asset Purchase and Sale Agreement dated as of August 7, 2000 among Central Hudson Gas and Electric Corporation, Consolidated Edison Company of New York, Inc., Niagara Mohawk Power Corporation and Dynegy Power Corporation. See Addendum A for historical documentation.

(3)
Supplementary Past Service Retirement Income. An amount equal to the sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1.40% of the Participant’s Average Earnings as of October 1, 2001 up to $35,000 plus (ii) 1.70% of Average Earnings in excess of $35,000 multiplied by Years of Benefit Service (not to exceed 50) while a Participant prior to October 1, 2001 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), excluding Years of Benefit Service before January 1, 1933, for an employee who was a Participant continuously and Years of Benefit Service during which a Participant was eligible to accrue a retirement annuity under the Group Annuity Contract but failed to do so minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 2001, minus (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A), (B), (C), (D), (E), (F), (G), (H), (I), and (J) of Addendum A. For purposes of the formula in this Subsection 3.1(b)(3), Average Earnings shall be the sum of the following Compensation for such Participant divided by 3:

•	50% of Compensation at October 1, 1998

•	100% of Compensation at October 1, 1999

•	100% of Compensation at October 1, 2000

•	50% of Compensation at October 1, 2001
In addition to the amount determined pursuant to the preceding provisions of this Section 3.1(b)(3), if any, for a Participant who terminates Employment on or after September 1, 2004, and whose Benefit Commencement Date is on or after October 1, 2004, an amount equal to (i) the sum of 1.4% of the Participant’s Average Earnings not in excess of $35,000, plus 1.7% of the Participant’s Average Earnings in excess of $35,000, multiplied by (ii) the Participant’s Years of Benefit Service (not to exceed 50) while a Participant prior to October 1, 2004 (plus one year for Participants for whom the one-year-eligibility period provisions then in effect were not waived), excluding Years of Benefit Service before January 1, 1933, for an employee who was a Participant continuously and Years of Benefit Service during which a Participant was eligible to accrue a retirement annuity under the Group Annuity Contract referred to in Appendix A hereof but failed to do so, reduced by the sum of (A) the Participant’s benefit under Section 3.1(b)(l) for the period prior to October 1, 2004, (B) the Participant’s Plan to Plan Transfer Benefit under Section 3.1(b)(2), if any, and (C) the Participant’s Supplementary Past Service Retirement Income under Section 3.1(b)(3) as of October 1, 2001, if any. For purposes of this paragraph of Section 3.1(b)(3), “Average Earnings” shall mean the sum of the following Compensation for a Participant divided by 3:
•	50% of Compensation at October 1, 2001

•	100% of Compensation at October 1, 2002

•	100% of Compensation at October 1, 2003

•	50% of Compensation at October 1, 2004
Notwithstanding the foregoing, for a Participant who terminates Employment on or after September 1, 2004 and prior to October 1, 2004, “Compensation at October 1, 2004” shall be determined in accordance with Section 1.10(a), but using such Participant’s annual base rate of earnings on his last day of Employment rather than October 1st. Further notwithstanding the foregoing, in no event shall a Participant receive less Supplementary Past Service Retirement Income after the addition of this paragraph to Section 3.1(b)(3) than such Participant would have received under Section 3.1(b)(3) immediately prior to such addition.

(2)
Social Security Supplement. In addition to the normal retirement benefit determined in Subsections (1), (2) and (3) above, if a Participant’s Normal Retirement Date occurs before his Social Security Retirement Age, a Social Security supplement will be payable equal to eighty percent (80%) of the primary monthly Social Security benefit that the Committee estimates the Participant will be entitled to receive at the Participant’s Social Security Retirement Age. Social Security supplements shall be payable through the month in which the Participant attains his Social Security Retirement Age; however, in no event shall more than 24 monthly Social Security supplement payments be made.

(c)	Benefit Commencement Date. The normal retirement benefit will be payable on the first day of each month beginning on the Participant’s Normal Retirement Date if he has retired.
(d)	Adjustment for Form of Payment. The normal retirement benefit payable to the Participant who receives a form of payment other than the Single Life Annuity will be adjusted as described in Section 4.3.
3.2	Suspension of Benefit Payments.
(a)	Benefit Commencement Date. The delayed retirement benefit will be payable on the first day of each month beginning on the Participant’s Delayed Retirement Date.

(b)	Notice to Participants who Delay Retirement.
(1)
The Committee shall furnish any Participant whose employment with the Employer or any Controlled Group member continues beyond his Normal Retirement Date (or resumes his employment after his Normal Retirement Date, but prior to commencement of the payment of his retirement benefit) with the notification described in 29 CFR Section 2530.203-3. Upon such Participant’s subsequent termination of employment, his retirement benefit payable pursuant to Article IV shall be increased to the extent required, if at all, under such Regulations as provided in Subsection (2) below to avoid the effecting of a prohibited forfeiture of benefits by reason of the suspension of benefits during such Participant’s post Normal Retirement Date employment.

(2)	A Participant described in Subsection (b)(1) above shall be entitled to a retirement benefit equal to the greater of:
(A)	His Accrued Benefit determined pursuant to the applicable provisions of the Plan through the date of his subsequent termination of employment, or
(B)	The Actuarial Equivalent of his Accrued Benefit payable at his Normal Retirement Date.

(3)
Further, such Participant’s retirement benefit payable pursuant to Subsection 3.2(b) shall be increased to the extent required, if at all, under Section 401(a)(9)(C)(iii) of the Code in the event his employment or reemployment continues after April of the year immediately following the year he attains age 70 1/2.

3.3	Early Retirement.
(a)
Early Retirement Date. The Participant’s Earliest Retirement Date is the first day of the month coincident with or next following the month in which he has both reached his 55th birthday and completed 10 Years of Vesting Service. The Participant’s Early Retirement Date will be the first day of the month on or after his Earliest Retirement Date and before his Normal Retirement Date, when he actually retires.

(b)
Amount of Early Retirement Benefit. The Participant who retires before his Normal Retirement Date and elects to begin receiving his benefits early, will receive a monthly retirement benefit in the amount he could have received as a normal retirement benefit under Section 3.1, with no reduction for early payment. In addition, if the Participant’s Early Retirement Date occurs on or after the Participant’s 59th birthday, a Social Security Supplement will be payable equal to eighty percent (80%) of the primary monthly Social Security benefit which the Committee estimates the Participant will be entitled to receive at the Participant’s Social Security Retirement Age. Participants retiring after age 59 but prior to age 60 shall not begin to receive a Social Security Supplement until reaching age 60. Social Security Supplement payments shall be payable through the month in which the Participant attains his Social Security Retirement Age; however, in no event shall more than 24 monthly Social Security Supplement payments be made.

(c)
Benefit Commencement Date. The Accrued Benefit of the Participant who retires early will be payable on the first day of each month beginning on his Normal Retirement Date, unless he elects to begin payments on an earlier date.

(d)	Adjustment for Form of Payment. The early retirement benefit payable to the Participant who receives a form of payment other than the Single Life Annuity will be adjusted as described in Section 4.3.
3.4	Delayed Retirement.
(a)
Delayed Retirement Date. The delayed retirement date of the Participant who continues Employment after his Normal Retirement Date will be the first day of the month following the month in which he actually retires.

(b)
Amount of Delayed Retirement Benefit. The Participant who retires on his delayed retirement date will receive a monthly delayed retirement benefit in an amount calculated under Subsection 3.1(b) as of his delayed retirement date. In addition, if a Participant’s delayed retirement date occurs before his Social Security Retirement Age, a Social Security supplement will be payable to such Participant in accordance with Section 3.1(b)(4). The Participant who continues active Employment after age 70 1/2 will receive the greater of (i) continued accruals, or (ii) an Actuarial Equivalent increase in his Accrued Benefit for the period between April 1 following the year in which he reaches age 70 1/2 and his delayed retirement date.

3.5	Termination of Employment.
(a)	Eligibility for Benefits. Each Participant will become fully vested in his Accrued Benefit as of the date he completes 5 Years of Vesting Service.
(1)
Nonvested Termination. The Participant who terminates Employment before he completes 5 Years of Vesting Service and before he reaches Normal Retirement Age will not receive any benefits under this Plan unless he resumes Employment and becomes vested.

(2)
Vested Termination. The Participant who terminates Employment after he has completed at least 5 Years of Vesting Service, for any reason other than retirement, disability or death, will be entitled to the monthly vested termination benefit described in Subsection (b).

(b)
Amount of Vested Termination Benefit. The vested Participant who terminates Employment will receive a vested termination benefit beginning on his Normal Retirement Date in the amount of his Accrued Benefit. However, the Participant may elect to begin receiving his benefits on the first day of any month coincident with or following his 55th birthday, and his benefit will be reduced for early payment by 1/180 for each of the first sixty (60) months and further reduced by 1/360 for each of the next sixty (60) months by which his Benefit Commencement Date precedes his Normal Retirement Date.

(c)
Benefit Commencement Date. The vested termination benefit will be payable on the first day of each month beginning on the Participant’s Normal Retirement Date, unless he is eligible and elects to begin receiving benefits on an earlier Benefit Commencement Date.

(d)
Adjustment for Form of Payment. The vested termination benefit payable to the Participant who receives a form of payment other than the Single Life Annuity will be adjusted as described in Section 4.3.

3.6	Disability Retirement.
(a)
Eligibility. The Participant who incurs a Disability will be entitled to the retirement benefit described in this Section. The Participant must qualify for coverage under the Employer’s long term disability plan and must apply to receive Social Security disability benefits under the Social Security Act.

(b)
Amount of Retirement Benefit. The Participant who retires because of a Disability before age 60 will receive a monthly benefit in the amount he would have received as a normal retirement benefit under Section 3.1, calculated as if (i) his Employment had continued for purposes of Vesting Service and Benefit Service during the period he receives payments from the Employer’s long term disability plan, and (ii) his Compensation for the October 1 on or preceding his Disability commencement date had remained constant. Notwithstanding the foregoing, the Participant’s retirement benefit will not be less than the disability benefit he received from the Employer’s long term disability plan. The Disabled Participant who has at least 10 Years of Vesting Service may elect to begin receiving his benefits on an Early Retirement Date, in lieu of a Disability Retirement.

(c)
Benefit Commencement Date. The retirement benefit will be payable to the Disabled Participant on the first day of each month beginning on or following his attainment of age 60. If he is eligible, he may elect to begin receiving benefits on an Early Retirement Date, in lieu of a Disability Retirement.

(d)
Recovery and Resumption of Employment. The Disabled Participant who recovers and resumes Employment within the time required under rules adopted by the Committee and uniformly applied, and remains in Employment for at least one full year or resumes his Disability within one year, will be treated as if (i) his Employment had continued for purposes of Vesting Service and Benefit Service, and (ii) his Compensation for the October 1 on or preceding his Disability commencement date had remained constant throughout his period of Disability. With respect to a Disabled Participant who recovers and resumes Employment, but whose Compensation upon reemployment is less than that which the Disabled Participant received for the October 1 on or preceding his Disability, such Disabled Participant will be treated as if his Compensation for the October 1 on or preceding his Disability commencement date was still in effect upon reemployment.

(e)
Forfeiture of Disability Status. The Participant will not be entitled to the benefits described in this Section if his Disability results from any of the following: (i) continuing abuse of drugs or alcohol that is not protected under the Americans with Disabilities Act; (ii) injury or disease sustained while willfully participating in acts of violence, riots, civil insurrections or while committing a felony; (iii) injury or disease sustained while serving in any armed forces or as the result of warfare; (iv) injury or disease sustained after termination of Employment; (v) injury or disease sustained while working for anyone other than an Employer, which is directly attributable to such employment; or (vi) intentional, self-inflicted injury.

3.7	Reemployment.
(a)	Effect of Reemployment.
(1)
In the event a Participant to whom payment of his retirement benefit under the Plan has commenced is reemployed by an Employer or a Controlled Group member, whether or not as an Employee, payment of his retirement benefit shall not be interrupted or otherwise adversely affected, but shall be subject to the terms and conditions of this Section 3.7.

(2)
In the event a Participant is reemployed by an Employer or Controlled Group member, whether or not as an Employee, before payment of his retirement benefit has commenced, his benefit shall not commence during his period of reemployment, but shall be subject to the terms and conditions of Section 3.2.

(b)
Reemployment After Receipt of Monthly Payments. If a Participant described in Subsection (a)(1) above is reemployed as an Employee he shall resume benefit accruals pursuant to the applicable provisions of the Plan, subject to the modifications required by this Section 3.7. In this regard, the benefit accrual of such Participant during his reemployment shall be determined at the end of such period of reemployment to be the excess, if any, of the amount determined pursuant to the applicable provisions of the Plan over the Actuarial Equivalent of the Participant’s Accrued Benefit as of his Benefit Commencement Date. Any such excess shall be applied as of the first retirement benefit payment after the Participant’s period of reemployment to increase such retirement benefit payment and each payment thereafter in the annuity form in which such Participant’s retirement benefit is being paid, together with an actuarial adjustment, if necessary, adequate to satisfy the requirements of Section 411(a) of the Code and 29 CFR Section 2530.203-3 concerning the delay in payment of the amount of such increase. In the event such Participant’s reemployment continues after April 1 of the year immediately following the year in which he attains age seventy and one-half (70 1/2), an actuarial adjustment, if necessary, adequate to satisfy the requirements of Section 401(a)(9)(C)(iii) of the Code with respect to the delay in payment of the amount of such increase for periods after such April 1 shall be applied. In no event shall retirement benefit payments made prior to the date of such Participant’s reemployment or during his period of reemployment be taken into account with respect to his benefit accruals or retirement benefits payable after his reemployment or after his subsequent termination of employment.

ARTICLE 4
Payment of Benefits
4.1	Normal Form of Payment.
(a)
Unmarried Participant. The normal form of benefit payable to the unmarried Participant will be the Single Life Annuity described in Subsection 4.3(a). The Participant may elect any optional form described in Section 4.3.

(b)
Married Participant. The normal form of benefit payable to the married Participant will be the Qualified Joint and Survivor Annuity described in Subsection 4.3(b). The Qualified Joint and Survivor Annuity is a reduced monthly benefit beginning on the Participant’s Benefit Commencement Date and payable throughout his lifetime, with 50% of that monthly amount continuing for life to his surviving Spouse, beginning on the first day of the month following the month in which his date of death occurs. In the event the Participant’s benefit had been subject to the Code Section 415 limitation described in Section 6.1, the Plan will calculate the amount payable to the surviving Spouse on the basis of the amount the Participant would have received if his benefit had not been subject to that limitation; provided that the Spouse’s benefit will not exceed 100 percent of the amount the Participant had received. The Participant may elect any optional form described in Section 4.3 but only if he has his Spouse’s written consent obtained under the procedures described in Section 4.2.

4.2	Election Procedures.
(a)	General Rules.
(1)
Except as provided in Subsections (a)(2) and (a)(3) below, within the period of time commencing 180 days (effective January 1, 2008) and ending thirty (30) days prior to his Benefit Commencement Date, the Committee shall give each Participant a written notice that Plan benefits thereafter payable will be in the form of a joint and survivor annuity under Section 4.1(b) in the case of a married Participant unless the Participant makes a Qualified Election within the applicable Election Period to receive Plan benefits payable under the Plan in another form. In the case of a Participant who is not married, the notice shall inform him that Plan benefits will be paid in the form of an applicable life annuity under Section 4.1(a) unless a Qualified Election is made for another form of benefit payable under the Plan. Such notice shall also provide written explanation of (i) the terms and conditions of the applicable standard form of annuity; (ii) the Participant’s right to make and the effect of, an election to waive the applicable standard annuity form of benefit; (iii) the relative values of the applicable optional forms of benefit available; (iv) the rights of a Participant’s Spouse; (v) the right to make, and the effect of, a revocation of a previous election to waive the applicable standard form of annuity; (vi) if applicable, his right to defer his Benefit Commencement Date; and (vii) if applicable, his right to a Direct Rollover pursuant to Section 4.4(c).

(2)
In the event the written notice described in Subsection (a)(1) above is provided to a Participant before his Benefit Commencement Date but less than thirty (30) days prior to such date, such Participant (with the consent of his Spouse, if he is married) may elect, on a properly completed election form provided by the Committee, to waive the minimum thirty (30) day notice period described in Subsection (a)(1) above, provided the following conditions are met:

(A)
The Committee provides descriptive information to the Participant clearly indicating that he has the right to at least thirty (30) days to consider whether to waive the applicable standard form of annuity and elect an alternative form of benefit available to him under the Plan;

(B)
The Participant is permitted to revoke an election made pursuant to Paragraph (A) above at least until the Benefit Commencement Date, or, if later, at any time prior to the expiration of the seven (7)-day period which begins on the day immediately following the date the written notice described in Subsection (a)(1) above is provided to the Participant and distribution in accordance with such election does not commence prior to the expiration of such seven (7)-day period; and

(C)	The Participant’s Benefit Commencement Date is after the date such written notice is provided to the Participant.
The Participant’s Benefit Commencement Date may be prior to the date the Participant makes any affirmative benefit distribution election pursuant to this Subsection (a)(2) and prior to the date distribution is permitted to commence pursuant to Paragraph (B) above, provided that, except in a case due solely to administrative delay, distribution pursuant to such election shall commence not more than ninety (90) days after the written notice described in Subsection (a)(1) above is provided to the Participant.
(3)
In accordance with the conditions and requirements of this Subsection (a)(3) and of Section 417(a)(7) of the Code and the Treasury Regulations promulgated thereunder, a Participant who is eligible to do so may elect a retroactive Benefit Commencement Date with respect to the distribution of his retirement benefit. For purposes of the Plan, a retroactive Benefit Commencement Date (“RASD”) means an Benefit Commencement Date affirmatively elected by a Participant which is on or before the date the written notice described in Subsection (a)(1) above is provided to the Participant.

(A)	A Participant shall be eligible to elect a RASD only if the following requirements and conditions are met:
(i)
The Participant has requested the written notice described in Subsection (a)(1) above prior to his Benefit Commencement Date and, solely due to administrative delay, such written notice is provided to the Participant on or after his Benefit Commencement Date;

(ii)	The Participant’s retirement benefit payments have not commenced;
(iii)	The Participant’s elected RASD is not prior to the date of his Termination Date;
(iv)
The Participant’s Spouse (including an alternate payee who is treated as such Spouse under an order the Committee has determined to be a qualified domestic relations order), determined as if the date distributions are to commence was the Participant’s Benefit Commencement Date, consents to the distribution in a Qualified Election; provided, however, such spousal consent is not applicable if the amount of the survivor annuity payments for such Spouse under the RASD election are not less than the amount of the survivor annuity payments for such Spouse under the applicable standard form of annuity with an Benefit Commencement Date after the date the written notice described in Subsection (c)(1) above is provided to the Participant;

(v)
Any distribution (including appropriate interest adjustments) based on the RASD must satisfy the requirements of Section 415 of the Code if the date the distribution is to commence is substituted for the Benefit Commencement Date for all purposes, including for purposes of determining the applicable interest rate and the applicable mortality table as described in Subsection 1.2(b); provided, however, satisfaction of such requirement is not required in the case of a distribution in the form of an annuity described in Section 4.1 or Section 4.3 and the date such distribution is to commence in any such form is twelve (12) months or less from the RASD; and

(vi)
In the case of a form of retirement benefit distribution which would have been subject to the present value requirements of Section 417(e)(3) of the Code if such distribution had actually commenced as of the RASD, such distribution must be not less than the retirement benefit produced by application of the applicable interest rate and the applicable mortality table as described in Subsection 1.2(b) determined as of the date distribution is to commence to the annuity form which corresponds to the annuity form used to determine the retirement benefit amount as of the RASD.

(B)
The future payments of retirement benefit to the Participant must be the same as the future payments of retirement benefit which would have been paid to the Participant if such payments had actually commenced on the RASD and the Participant must receive a make-up payment to reflect the missed payment or payments for the period between the RASD and the date of the actual make-up payment (with an appropriate adjustment for interest at the applicable interest rate as described in Subsection 1.2(b) for such period on such missed payment or payments);

(C)
The written notice described in Subsection (a)(1) above must generally be provided to the Participant not less than 30 days nor more than 180 days (effective January 1, 2008) prior to the date of the first payment pursuant to the Participant’s election of an RASD and such election must be made after such written notice is provided but on or prior to the date of such first payment; provided, however, such written notice may be provided less than 30 days prior to the date of such first payment if the requirements of Subsection (a)(2) above would be satisfied when such date is substituted for the Benefit Commencement Date in applying the requirements of such Subsection other than the requirements described in the final sentence of such Subsection; and, provided, further, that, except in a case due solely to administrative delay, the date of such first payment shall be not more than 180 days (effective January 1, 2008) after such written notice is provided to the Participant.

(4)	For purposes of this Subsection 4.2(a), the following defined terms have the meanings provided below where such terms are used in the initially capitalized form:
(A)
The term “Election Period” shall mean, subject to the modifications under certain circumstances described in Subsections (a)(2) and (a)(3) above, the 180-day period (effective January 1, 2008) ending on the Participant’s Benefit Commencement Date.

(B)
The term “Qualified Election” shall mean an election to waive the applicable standard form of annuity, and, effective January 1, 2008, to elect or waive the Qualified Optional Survivor Annuity. The Participant’s election must be in writing and, if he is married, must be consented to by his Spouse. The Spouse’s consent to an election must acknowledge the applicable standard form of annuity and the Spouse must acknowledge such consent before a notary public or Plan representative. The waiver must state the specific beneficiary applicable (including any class of beneficiaries). Such election may not be changed without further spousal consent. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, an election will be deemed a Qualified Election. Also, if the Participant is legally separated or has been abandoned (within the meaning of applicable law) and the Participant has a court order to such effect, spousal consent is not required. Any consent necessary under this Subsection (4)(B) will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior election may be made by a Participant without the consent of the Spouse at any time during the applicable Election Period. The number of revocations shall not be limited. Any new election of an optional form of benefit will require new spousal consent. The preceding sentence shall not apply if such election is back to the applicable standard form of annuity.

(b)
Election of 100%, 75% or 50% Joint and Survivor Annuity. The married Participant may elect to receive a 100%, 75% or 50% Joint and Survivor Annuity with his Spouse as his joint annuitant, and he will not be required to have his Spouse’s consent to make the election.

(c)
Election Concerning Form of Benefit. Any Participant who would otherwise receive the standard form of benefit described in Section 4.1 may elect not to take his benefit in such form by properly executing and filing the benefit election form prescribed by the Committee during the Election Period described in Subsection 4.2(a)(4)(A) as a Qualified Election as described in Subsection 4.2(a)(4)(B).

(d)
Election. Notwithstanding any provision of the Plan to the contrary, but subject to Section 4.6 of the Plan, a Participant, other than a Participant whose present value of his vested Accrued Benefit is not in excess of $1,000, must file a claim for benefits in the manner prescribed by the Committee before payment of his benefits will commence. In the event that the requirement in the preceding sentence delays the commencement of payment of a Participant’s benefits to a date after his Normal Retirement Date, such Participant’s benefit shall not be less than the Actuarial Equivalent of his Accrued Benefit payable at his Normal Retirement Date.

4.3	Description of Forms of Payment. The value of each of the following forms of payment will be the Actuarial Equivalent of the benefit that would be payable to the Participant as a Single Life Annuity.
(a)
Single Life Annuity. The Single Life Annuity is a monthly benefit in the amount determined under the applicable provision of Article 3, beginning on the Participant’s Benefit Commencement Date and payable throughout his lifetime, ending with the last payment due on the first day of the month preceding the month in which his death occurs.

(b)
Joint and Survivor Annuity. The Joint and Survivor Annuity is a reduced monthly benefit beginning on the Participant’s Benefit Commencement Date and payable throughout his lifetime, with either 30%, 40%, 50%, 75% or 100%, as elected by the Participant, of that monthly amount continuing for life to his surviving joint annuitant, beginning on the first day of the month in which the Participant’s date of death occurs. If the designated joint annuitant predeceases the Participant while the Participant is receiving retirement payments, then, the Participant’s monthly benefit will increase to the amount he would have been receiving under the Plan had the Participant originally elected the Single Life Annuity. This increase is effective the first day of the month after the death of the Participant’s designated joint annuitant.

4.4	Cash-Out.
(a)
Vested Participant. As soon as practicable after the Termination Date of the Participant whose Accrued Benefit has a present value not greater than $1,000, the Committee will pay his entire benefit in the form of a lump sum payment. In the event benefit payments have begun to a Participant or surviving Spouse, and the Accrued Benefit had a present value no greater than $1,000 as of the Benefit Commencement Date, the Committee will cash out the remaining benefit only if the Participant and his Spouse, or his surviving Spouse if he is deceased, consent in writing. The Committee need not obtain consent from a non-Spouse beneficiary.

(b)
Nonvested Participant (Zero Cash-out). Regardless of the present value of his Accrued Benefit, each nonvested Participant will be considered to have received a constructive cash-out of his entire Accrued Benefit as of his Termination Date. In the event such Participant resumes Employment before he incurs a Five-Year Break, he will be considered to have repaid his constructive cash-out as of the date he resumes Employment.

(c)	Direct Rollover of Lump Sum Payments.
(1)
The retired or terminated vested Participant who receives a lump sum may instruct the Committee to transfer all or part of his lump sum payment to an eligible retirement plan, as defined below. The Participant must timely provide in writing all information required to effect the transfer. Since the lump sum payment will not be greater than $1,000, the Spouse’s consent will not be required. A surviving Spouse or Spousal alternate payee under a qualified domestic relations order who receives a lump sum payment may instruct the Committee to transfer all or part of the payment to an IRA, and must timely provide in writing all information required to effect the transfer. A Spousal alternate payee under a qualified domestic relations order may also roll over to another employer’s qualified plan. The Committee will provide timely notice of the right to make a direct-plan transfer. However, any lump sum payment less than $200, any payment required under Section 401(a)(9) of the Code, and any distribution on account of hardship shall not be eligible for direct rollover.

(2)
An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code, an annuity contract described in Section 403(b) of the Code, and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state (that agrees to separately account for amounts transferred into such plan from this Plan) that accepts the distributee’s eligible rollover distribution. Effective January 1, 2008, an eligible retirement plan is also an individual retirement account described in Section 408A of the Code (a “Roth IRA”). However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the Alternate Payee under a “qualified domestic relations order.”

4.5	Effect of Death on Forms of Payment.
(a)
Death of Spouse or Beneficiary Before Benefits Begin. If the Participant’s benefit is payable in any form with a survivor benefit and his Spouse or designated beneficiary dies before his Benefit Commencement Date, the survivor form of payment will not become effective, and he will instead receive his retirement benefit as a Single Life Annuity unless he properly elects another form before his Benefit Commencement Date.

(b)
Death of Participant Before Benefits Begin. If the Participant’s benefit is payable in any form with a survivor benefit and he dies before his Benefit Commencement Date, his Spouse or other beneficiary will not be entitled to any benefits under any such form. His surviving Spouse will be entitled only to the preretirement death benefit payable under Article 5.

(c)
Death of Spouse or Beneficiary After Benefits Begin. If the Participant’s benefit has begun in any form with a survivor benefit and his Spouse or other beneficiary dies before he does, then, the Participant’s monthly benefit will increase to the amount he would have been receiving under the Plan had the Participant originally elected the Single Life Annuity. This increase is effective the first day of the month after the death of the Participant’s designated joint annuitant.

(d)
Death of Participant After Benefits Begin. If the Participant dies after his benefits have begun, no death benefit will be payable except to the extent provided under the form of benefit he was receiving.

4.6	Required Distribution Rules.
(a)
Payment to the Participant. The Plan will cash-out each Participant’s Accrued Benefit, or will begin annuity payments, no later than the April 1 of the calendar year following the later of the calendar year in which he reaches age 70 1/2 or the year in which he retires, except that the Plan will make required annual payments to any Participant who is a 5-percent owner even if he has not retired. The Plan will pay the Accrued Benefit over a period not extending beyond the Participant’s lifetime or life expectancy, or over a period not extending beyond the joint and last survivor life expectancies of the Participant and his Spouse or other beneficiary.

However, unless the Participant elects otherwise, the Plan will begin payment of his Accrued Benefit no later than the 60th day after the end of the Plan Year in which occurs the latest of: (1) his 65th birthday; (2) the tenth anniversary of the date he began participating in the Plan; or (3) his Termination Date.
(b)
Participant’s Death Before Benefits Begin. If the Participant dies before his Benefit Commencement Date, the only preretirement death benefit payable under the Plan is the benefit payable to the surviving Spouse (if any) under Article 5. The Plan will cash-out any survivor benefit with a present value not greater than $1,000, or will begin annuity payments of benefits with a greater present value, no later than the end of the Plan Year during which the Participant would have reached age 70 1/2. Payments will cease as of the Spouse’s date of death.

(c)
Participant’s Death After Benefits Begin. If the Participant dies after his Benefit Commencement Date, his remaining Accrued Benefit will be paid at least as rapidly as under the method of payment in effect before his death.

(d)
Compliance with Section 401(a)(9) of the Code. The intent of this Section is that the beginning dates and payment periods of benefits payable to each Participant and beneficiary will be within the limitations permitted under Section 401(a)(9) of the Code and will comply with Treasury Regulations published on April 17, 2002 and June 15, 2004, as they may thereafter be amended, including the minimum incidental death benefit requirement. If there is any discrepancy between this Section and Section 401(a)(9) of the Code, that Code Section will prevail.

4.7	Payment on Participant’s Behalf.
(a)
Payment to the Participant’s Representative. If the Participant is incompetent to handle his affairs on his Benefit Commencement Date or thereafter, or cannot be located after reasonable effort, the Committee will make payments to his court-appointed personal representative, or if none is appointed the Committee may in its discretion make payments to his next-of-kin. The Committee may request a court of competent jurisdiction to determine the payee.

(b)
Payment to Minor or Incompetent Beneficiaries. In the event the deceased Participant’s beneficiary is a minor, or is legally incompetent, or cannot be located, the Committee will make payment to the court-appointed guardian or representative of such beneficiary, or to a trust established for the benefit of such beneficiary, as applicable.

(c)
Judicial Determination. In the event the Committee considers it necessary, it may have a court of applicable jurisdiction determine to whom payments should be made, in which event all expenses incurred in obtaining the determination may be charged against the payee.

4.8
Unclaimed Benefits. In the event the Committee cannot locate any person entitled to receive the Participant’s vested Accrued Benefit, with reasonable effort and after a period of five years, his interest will be canceled but will be reinstated within 60 days after he is located, as required under Treasury Regulations Section 1.401(a)-14(d) or any other applicable law. The Committee will pay any required retroactive payment in a single sum without adjustment for interest.

4.9
Correction of Mistakes. In the event the Committee discovers that a mistake has been made in the calculation of the benefit amount payable to any Participant or beneficiary, it will correct the mistake as soon as practicable. If an overpayment in monthly payments has been made, the Committee will reduce future monthly benefit payments to the extent necessary to recover the overpayment within a reasonable period of time. If an overpayment has been made in a lump sum, the Committee will seek cash reimbursement. If an underpayment in monthly payments has been made, the Committee either will pay the Actuarial Equivalent present value of the underpayment in a single sum, or will increase future monthly benefit payments to the extent necessary to pay Actuarial Equivalent present value of the underpayment within a reasonable period of time. If an underpayment has been made in a lump sum, the Committee will pay the Actuarial Equivalent present value of the underpayment in a single sum. However, if the Committee determines that the burden or expense of seeking recovery of any overpayment would be greater than the potential recovery warrants, it may in its discretion forego recovery efforts. If a mistake in any communication creates a risk of loss to any Participant or beneficiary, the Plan will take reasonable steps to mitigate such risk, such as making de minimis variances from Plan provisions (including but not limited to forms and timing of payment), to the extent any such variance would comply with applicable qualification requirements if it were set forth in written provisions of the Plan.

ARTICLE 5
Preretirement Death Benefits
5.1	Married Vested Participant. The surviving Spouse of the vested Participant who dies before his Benefit Commencement Date will receive the monthly preretirement death benefit described in this Section.
(a)
Coverage for Surviving Spouse Only. The preretirement death benefit coverage will become effective on the later of (i) the date the Participant becomes vested, or (ii) the date he becomes married. The coverage will remain in effect until the earlier of (i) the date the Participant becomes unmarried for any reason, (ii) the Participant’s date of death, or (iii) the Benefit Commencement Date. The coverage will remain in effect whether or not the Participant continues in Employment. The Plan will provide the death benefit without any charge for the cost of coverage and without reduction in the benefit payable to the Participant or surviving Spouse to account for the cost of coverage.

(b)
Amount of Spouse’s Preretirement Death Benefit. If the present value of the survivor benefit is not greater than $1,000, the Committee will pay the entire benefit to the surviving Spouse in a lump sum payment. Otherwise, the surviving Spouse will receive a monthly benefit equal to the amount that would have been payable to the Participant as a Single Life Annuity, based on his Accrued Benefit earned as of his date of death. The Plan will apply the Code Section 415 limitations described in Section 6.1 to the Spouse’s benefit as if the Spouse were the Participant. In the event the surviving Spouse elects to begin receiving benefits before the date that would have been the Participant’s Normal Retirement Date if he had survived, the amount of the benefit will be reduced by the early retirement reduction factor described in Subsection 3.3(b) if any.

(c)
Beginning Date of Spouse’s Preretirement Death Benefit. The preretirement death benefit will normally become payable to the surviving Spouse on the date that would have been the Participant’s Normal Retirement Date if he had survived. However, the surviving Spouse of the Participant who dies before his Earliest Retirement Date may elect to begin receiving benefits on the date that would have been the Participant’s Earliest Retirement Date if he had survived. The surviving Spouse of the Participant who dies after his Earliest Retirement Date may elect to begin receiving benefits as of the first day of the month following the month in which the Participant’s date of death occurs. Benefit payments will be made as of the first day of each month, with the final payment due on the first day of the month preceding the month in which the Spouse’s death occurs.

5.2
Unmarried Participant or Nonvested Participant. The Participant who either does not have a surviving Spouse, or is not vested on his date of death, will not have any preretirement death benefit coverage under the Plan.

ARTICLE 6
Limitations on Benefit Amounts
6.1	Limitations Imposed by Section 415 of the Internal Revenue Code:
(a)	The limitations of this Section 6.1 shall apply on and after January 1, 2008, except as otherwise provided herein.
(b)
The Annual Benefit otherwise payable to a Participant under the Plan at any time shall not exceed the Maximum Permissible Benefit. If the benefit the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the Maximum Permissible Benefit, the benefit shall be limited (or the rate of accrual reduced) to a benefit that does not exceed the Maximum Permissible Benefit.

(c)
If the Participant is, or has ever been, a participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the employer or a predecessor employer, the sum of the Participant’s Annual Benefits from all such plans may not exceed the Maximum Permissible Benefit. Where the Participant’s employer-provided benefits under all such defined benefit plans (determined as of the same age) would exceed the Maximum Permissible Benefit applicable at that age, the maximum monthly retirement income applicable to all such defined benefit plans of the employer shall be determined and allocated on a pro rata basis in proportion to the actuarially equivalent amount of retirement income otherwise accrued under each such defined benefit plan so that the Maximum Permissible Benefit is not exceeded.

(d)
The application of the provisions of this section shall not cause the Maximum Permissible Benefit for any Participant to be less than the Participant’s accrued benefit under all the defined benefit plans of the employer or a predecessor employer as of the end of the last Limitation Year beginning before July 1, 2007 under provisions of the plans that were both adopted and in effect before April 5, 2007. The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007 satisfied the applicable requirements of statutory provisions, regulations, and other published guidance relating to Section 415 of the Internal Revenue Code in effect as of the end of the last Limitation Year beginning before July 1, 2007, as described in Treasury Regulations Section 1.415(a)-1(g)(4).

(e)	The limitations of this Section 6.1 shall be determined and applied taking into account the rules in Subsection (g) below.

(f) Definitions.
(1)
“Annual Benefit” shall mean a benefit that is payable annually in the form of a straight life annuity. Except as provided below, where a benefit is payable in a form other than a straight life annuity, the benefit shall be adjusted to an actuarially equivalent straight life annuity that begins at the same time as such other form of benefit and is payable on the first day of each month, before applying the limitations of this Section 6.1. For a Participant who has or will have distributions commencing at more than one annuity starting date, the Annual Benefit shall be determined as of each such annuity starting date (and shall satisfy the limitations of this Section 6.1 as of each such date), actuarially adjusting for past and future distributions of benefits commencing at the other annuity starting dates. For this purpose, the determination of whether a new starting date has occurred shall be made without regard to Section 1.401(a)-20, Q&A 10(d), and with regard to Treasury Regulation Section 1.415(b)-1(b)(1)(iii)(B) and (C).

No actuarial adjustment to the benefit shall be made for (i) survivor benefits payable to a surviving spouse under a qualified joint and survivor annuity to the extent such benefits would not be payable if the Participant’s benefit were paid in another form; (ii) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, preretirement incidental death benefits, and postretirement medical benefits); or (iii) the inclusion in the form of benefit of an automatic benefit increase feature, provided the form of benefit is not subject to Section 417(e)(3) of the Code and would otherwise satisfy the limitations of this Section 6.1, and the Plan provides that the amount payable under the form of benefit in any Limitation Year shall not exceed the limits of this Section 6.1 applicable at the annuity starting date, as increased in subsequent years pursuant to Section 415(d) of the Code. For this purpose, an automatic benefit increase feature is included in a form of benefit if the form of benefit provides for automatic, periodic increases to the benefits paid in that form.
The determination of the Annual Benefit shall take into account Social Security supplements described in Section 411(a)(9) of the Code and benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant to Treasury Regulation Section 1.411(d)-4, Q&A-3(c), but shall disregard benefits attributable to employee contributions or rollover contributions.
Effective for distributions in Plan Years beginning after December 31, 2003, the determination of actuarial equivalence of forms of benefit other than a straight life annuity shall be made in accordance with Section 6.1(f)(1)(A) or (B) below.
(A)
Benefit Forms Not Subject to Section 417(e)(3) of the Internal Revenue Code: The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined under this subsection (i) if the form of the Participant’s benefit is either (1) a nondecreasing annuity (other than a straight life annuity) payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or (2) an annuity that decreases during the life of the Participant merely because of (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or (b) the cessation or reduction of Social Security supplements or qualified disability payments (as defined in Section 401(a)(11) of the Code).

(I)
Limitation Years beginning before July 1, 2007. For Limitation Years beginning before July 1, 2007, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount: (i) the interest rate specified in Section 1.2(a) of the Plan (which is 7 1/2% compounded annually and is hereinafter referred to as the “Plan Interest Rate”) and the mortality table (or other tabular factor) specified in Section 1.2(a) of the Plan (which is the 1983 Group Annuity Mortality Table, assuming the Participant is male and the contingent annuitant is female, and is hereinafter referred to as the “Plan Mortality Table”) for adjusting benefits in the same form; and (ii) a 5 percent interest rate assumption and the applicable mortality table prescribed in Revenue Ruling 2001-62 for that annuity starting date.

(II)
Limitation Years beginning on or after July 1, 2007. For Limitation Years beginning on or after July 1, 2007, the actuarially equivalent straight life annuity is equal to the greater of (i) the annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same annuity starting date as the Participant’s form of benefit; and (ii) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5 percent interest rate assumption and the Applicable Mortality Table defined in Section 1.2(b)(1) of the Plan for that annuity starting date.

(B)
Benefit Forms Subject to Section 417(e)(3) of the Internal Revenue Code: The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined under this subsection (ii) if the form of the Participant’s benefit is other than a benefit form described in Subsection (A) above. In this case, the actuarially equivalent straight life annuity shall be determined as follows:

(I)
Annuity Starting Date in Plan Years Beginning After 2005. If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning after 2005, the actuarially equivalent straight life annuity is equal to the greatest of (i) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the Plan Interest Rate specified in Section 1.2(a) of the Plan and the Plan Mortality Table (or other tabular factor) specified in Section 1.2(a) of the Plan for adjusting benefits in the same form; (ii) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table prescribed in Revenue Ruling 2001-62; and (iii) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the applicable interest rate defined in the Plan for that annuity starting date and the applicable mortality table prescribed in Revenue Ruling 2001-62, divided by 1.05.

(II)
Annuity Starting Date in Plan Years Beginning in 2004 or 2005. If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount: (i) the Plan Interest Rate specified in Section 1.2(a) of the Plan and the Plan Mortality Table (or other tabular factor) specified in Section 1.2(a) of the Plan for adjusting benefits in the same form; and (ii) a 5.5 percent interest rate assumption and the applicable mortality table prescribed in Revenue Ruling 2001-62.

(2)
“IRC 415 Compensation” shall mean wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan [as described in Section 1.62-2(c) of the Treasury regulations]), and excluding the following:

(A)
Employer contributions (other than elective contributions described in Sections 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b) of the Code) to a plan of deferred compensation (including a simplified employee pension described in Section 408(k) or a simple retirement account described in Section 408(p) of the Code, and whether or not qualified) to the extent such contributions are not includible in the Employee’s gross income for the taxable year in which contributed, and any distributions (whether or not includible in gross income when distributed) from a plan of deferred compensation (whether or not qualified), other than, amounts received during the year by an Employee pursuant to a nonqualified unfunded deferred compensation plan to the extent includible in gross income;

(B)
Amounts realized from the exercise of a nonstatutory stock option (that is, an option other than a statutory stock option as defined in Treasury Regulations Section 1.421-1(b)), or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(C)	Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option;
(D)
Other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in Section 125 of the Code); and

(E)	Other items of remuneration that are similar to any of the items listed in (A) through (D).
For any self-employed individual, IRC 415 Compensation shall mean earned income.

Except as provided herein, for Limitation Years beginning after December 31, 1991, IRC 415 Compensation for a Limitation Year is the IRC 415 Compensation actually paid or made available during such Limitation Year. IRC 415 Compensation for a Limitation Year shall include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated employees, and no compensation is included in more than one Limitation Year.
For Limitation Years beginning on or after July 1, 2007, IRC 415 Compensation for a Limitation Year shall also include compensation paid by the later of 2 1/2 months after an Employee’s severance from employment with the employer maintaining the Plan or the end of the Limitation Year that includes the date of the Employee’s severance from employment with the employer maintaining the Plan, if:
(A)
The payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment with the Employer;

(B)	The payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or
(C)
The payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.

Any payments not described above shall not be considered IRC 415 Compensation if paid after severance from employment, even if they are paid by the later of 2 1/2 months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment, except, (i) payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Section 414(u)(1) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the employer rather than entering qualified military service, or (ii) compensation paid to a Participant who is permanently and totally disabled, as defined in Section 22(e)(3) of the Code, provided that salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period, or the Participant was not a Highly Compensated Employee immediately before becoming disabled.

Back pay, within the meaning of Treasury Regulation Section 1.415(c)-2(g)(8), shall be treated as IRC 415 Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.
For Limitation Years beginning after December 31, 1997, IRC 415 Compensation paid or made available during such Limitation Year shall include amounts that would otherwise be included in IRC 415 Compensation but for an election under Sections 125(a), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) of the Code.
For Limitation Years beginning after December 31, 2000, IRC 415 Compensation shall also include any elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.
For Limitation Years beginning after December 31, 2001, IRC 415 Compensation shall also include deemed Section 125 compensation. Deemed Section 125 compensation is an amount that is excludable under Section 106 of the Code that is not available to a participant in cash in lieu of group health coverage under a Section 125 arrangement solely because the Participant is unable to certify that he or she has other health coverage. Amounts are deemed Section 125 compensation only if the employer does not request or otherwise collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.
IRC 415 Compensation shall not include amounts paid as compensation to a nonresident alien, as defined in Section 7701(b)(1)(B) of the Code, who is not a Participant in the Plan to the extent the compensation is excludable from gross income and is not effectively connected with the conduct of a trade or business within the United States.
(3)	“Defined Benefit Compensation Limitation” shall mean 100 percent of a Participant’s High Three-Year Average Compensation, payable in the form of a straight life annuity.
In the case of a Participant who has had a severance from employment with the employer, the Defined Benefit Compensation Limitation applicable to the Participant in any Limitation Year beginning after the date of severance shall be automatically adjusted by multiplying the limitation applicable to the Participant in the prior Limitation Year by the annual adjustment factor under Section 415(d) of the Code; provided, however, if the Employer maintains a plan for the purpose of restoring benefits that certain Participants may not receive under the Plan due to the limitations on contributions and benefits imposed by Section 415 of the Code and/or due to the limitations imposed on compensation under Section 401(a)(17) of the Code, and if the Participant or his

Beneficiary receives or has received a benefit or benefits under such restoration plan and a portion of such benefit or benefits would be duplicated by the cost-of-living adjustment provided under this paragraph, then such cost-of-living adjustment that would represent a duplication of benefits shall not apply to the Participant or Beneficiary unless the value of the benefit payable from the restoration plan that would cause such duplication of benefits under the Plan is returned to the Employer by the Participant or Beneficiary within 60 days of the effective date of such cost-of-living adjustment or the date that such cost-of-living adjustment is announced by the Internal Revenue Service, whichever date is later; and provided further, however, that such 60-day period may be extended by the Committee if, in its opinion, reasonable cause exists for such an extension. The adjusted compensation limit shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant’s benefits shall not reflect the adjusted limit prior to January 1 of that calendar year.
In the case of a Participant who is rehired after a severance from employment, the Defined Benefit Compensation Limitation is the greater of 100 percent of the Participant’s High Three-Year Average Compensation, as determined prior to the severance from employment, as adjusted pursuant to the preceding paragraph, if applicable; or 100 percent of the Participant’s High Three-Year Average Compensation, as determined after the severance from employment under subsection (7) below.
(4)
“Defined Benefit Dollar Limitation” shall mean, effective for Limitation Years ending after December 31, 2001, $160,000, automatically adjusted under Section 415(d) of the Internal Revenue Code effective January 1 of each year, and payable in the form of a straight life annuity. The new limitation shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant’s benefits shall not reflect the adjusted limit prior to January 1 of that calendar year. The automatic annual adjustment of the Defined Benefit Dollar Limitation shall apply to Participants who have had a separation from employment.

(5)
“employer” shall mean the employer that adopts this Plan, and all members of a controlled group of corporations, as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code, all commonly controlled trades or businesses (as defined in Section 414(c) of the Code, as modified, except in the case of a brother-sister group of trades or businesses under common control, by Section 415(h) of the Code), or affiliated service groups (as defined in Code 414(m) of the Code) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to Section 414(o) of the Code.

(6)
“Formerly Affiliated Plan of the Employer” shall mean a plan that, immediately prior to the cessation of affiliation, was actually maintained by the employer and, immediately after the cessation of affiliation, is not actually maintained by the employer. For this purpose, cessation of affiliation means the event that causes an entity to no longer be considered the employer, such as the sale of a member of the controlled group of corporations, as defined in Section 414(b) of the Code, as modified by Section 415(h), to an unrelated corporation, or that causes a plan to not actually be maintained by the employer, such as transfer of plan sponsorship outside a controlled group.

(7)
“High Three-Year Average Compensation” shall mean the average compensation for the three consecutive years of service (or, if the Participant has less than three consecutive years of service, the Participant’s longest consecutive period of service, including fractions of years, but not less than one year) with the employer that produces the highest average. A year of service with the employer is the 12-consecutive month period that begins on January 1 of each calendar year. In the case of a Participant who is rehired by the employer after a severance from employment, the Participant’s high three-year average compensation shall be calculated by excluding all years for which the Participant performs no services for and receives no compensation from the employer (the break period) and by treating the years immediately preceding and following the break period as consecutive. A Participant’s compensation for a year of service shall not include compensation in excess of the limitation under Section 401(a)(17) of the Code that is in effect for the calendar year in which such year of service begins.

(8)
“Limitation Year” shall mean the calendar year unless a different 12-month period has been elected by the employer in accordance with regulations or rulings issued by the Internal Revenue Service. All qualified plans maintained by the employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

(9)	“Maximum Permissible Benefit” shall mean the lesser of the Defined Benefit Dollar Limitation or the Defined Benefit Compensation Limitation (both adjusted where required as provided below).
(A)
Adjustment for Less Than 10 Years of Participation or Service: If the Participant has less than 10 Years of Participation in the Plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction, the numerator of which is the number of Years (or part thereof, but not less than one year) of Participation in the Plan, and the denominator of which is 10. In the case of a Participant who has less than 10 Years of Service with the employer, the Defined Benefit Compensation Limitation shall be multiplied by a fraction, the numerator of which is the number of Years (or part thereof, but not less than 1 year) of Service with the employer, and the denominator of which is 10.

(B)
Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age 62 or after Age 65: Effective for benefits commencing in Limitation Years ending after December 31, 2001, the Defined Benefit Dollar Limitation shall be adjusted if the annuity starting date of the Participant’s benefit is before age 62 or after age 65. If the annuity starting date is before age 62, the Defined Benefit Dollar Limitation shall be adjusted under subsection (A) below, as modified by subsection (C) below in this subsection (ii). If the annuity starting date is after age 65, the Defined Benefit Dollar Limitation shall be adjusted under subsection (2) below, as modified by subsection (C) below in this subsection (B).

(I)	Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age 62:
(1)
Limitation Years Beginning Before July 1, 2007. If the annuity starting date for the Participant’s benefit is prior to age 62 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (i) the Plan Interest Rate specified in Section 1.2(a) of the Plan and the Plan Mortality Table (or other tabular factor) specified in Section 1.2(a) of the Plan; or (ii) a 5-percent interest rate assumption and the applicable mortality table as prescribed in Revenue Ruling 2001-62.

(2)	Limitation Years Beginning on or After July 1, 2007.
(i)
Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement. If the annuity starting date for the Participant’s benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the Applicable Mortality Table for the annuity starting date (and expressing the Participant’s age based on completed calendar months as of the annuity starting date).

(ii)
Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement. If the annuity starting date for the Participant’s benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant’s annuity starting date is the lesser of the limitation determined under subsection (i) immediately above and the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the immediately commencing straight life annuity under the Plan at age 62, both determined without applying the limitations of this Section 6.1.

(II)	Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement After Age 65:
(1)
Limitation Years Beginning Before July 1, 2007. If the annuity starting date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (i) the Plan Interest Rate specified in Section 1.2(a) of the Plan and the Plan Mortality Table (or other tabular factor) specified in Section 1.2(a) of the Plan; or (ii) a 5-percent interest rate assumption and the applicable mortality table as prescribed in Revenue Ruling 2001-62.

(2)	Limitation Years Beginning After July 1, 2007.
(i)
Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement. If the annuity starting date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required), with actuarial equivalence computed using a 5 percent interest rate assumption and the Applicable Mortality Table for that annuity starting date (and expressing the participant’s age based on completed calendar months as of the annuity starting date).

(ii)
Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement. If the annuity starting date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant’s annuity starting date is the lesser of the limitation determined under subsection (i) immediately above and the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age 65, both determined without applying the limitations of this Section 6.1. For this purpose, the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical participant who is age 65 and has the same accrued benefit as the Participant.

(III)
Notwithstanding the other requirements of this subsection (B), no adjustment shall be made to the Defined Benefit Dollar Limitation to reflect the probability of a Participant’s death between the annuity starting date and age 62, or between age 65 and the annuity starting date, as applicable, if benefits are not forfeited upon the death of the Participant prior to the annuity starting date. To the extent benefits are forfeited upon death before the annuity starting date, such an adjustment shall be made. For this purpose, no forfeiture shall be treated as occurring upon the Participant’s death if the Plan does not charge Participants for providing a qualified preretirement survivor annuity, as defined in Section 417(c) of the Code, upon the Participant’s death.

(C)
Minimum Benefit Permitted: Notwithstanding anything else in this section to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the Maximum Permissible Benefit if:

(I)
the retirement benefits payable for a Limitation Year under any form of benefit with respect to such Participant under this Plan and under all other defined benefit plans (without regard to whether a Plan has been terminated) ever maintained by the employer do not exceed $10,000 multiplied by a fraction, the numerator of which is the Participant’s number of Years (or part thereof, but not less than one year) of Service (not to exceed 10) with the employer, and the denominator of which is 10; and

(II)
the employer (or a predecessor employer) has not at any time maintained a defined contribution plan in which the Participant participated (for this purpose, mandatory employee contributions under a defined benefit plan, individual medical accounts under Section 401(h) of the Code, and accounts for postretirement medical benefits established under Section 419A(d)(1) of the Code are not considered a separate defined contribution plan).

(10)
“Predecessor Employer” shall mean, if the employer maintains a plan that provides a benefit which the Participant accrued while performing services for a former employer, the former employer with respect to the Participant in the plan. A former entity that antedates the employer is also a predecessor employer with respect to a participant if, under the facts and circumstances, the employer constitutes a continuation of all or a portion of the trade or business of the former entity.

(11)
“Severance from Employment” shall mean the Employee ceases to be an employee of the employer maintaining the Plan. An Employee does not have a severance from employment if, in connection with a change of employment, the Employee’s new employer maintains the Plan with respect to the Employee.

(12)
“Year of Participation.” The Participant shall be credited with a Year of Participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met: (i) the Participant is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and (ii) the Participant is included as a participant under the eligibility provisions of the Plan for at least one day of the accrual computation period. If these two conditions are met, the portion of a Year of Participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of Section 415(c)(3)(C)(i) of the Code for an accrual computation period shall receive a Year of Participation with respect to that period. In addition, for a Participant to receive a Year of Participation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period. In no event shall more than one Year of Participation be credited for any 12-month period.

(13)
“Year of Service.” For purposes of Section 6.1(f)(7), the Participant shall be credited with a Year of Service (computed to fractional parts of a year) for each accrual computation period for which the Participant is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, taking into account only service with the employer or a predecessor employer.

(g)	Other Rules.
(1)
Benefits Under Terminated Plans. If a defined benefit plan maintained by the employer has terminated with sufficient assets for the payment of benefit liabilities of all plan participants and a Participant in the Plan has not yet commenced benefits under the Plan, the benefits provided pursuant to the annuities purchased to provide the Participant’s benefits under the terminated plan at each possible annuity starting date shall be taken into account in applying the limitations of this Section 6.1. If there are not sufficient assets for the payment of all participants’ benefit liabilities, the benefits taken into account shall be the benefits that are actually provided to the Participant under the terminated plan.

(2)
Benefits Transferred From the Plan. If a participant’s benefits under a defined benefit plan maintained by the employer are transferred to another defined benefit plan maintained by the employer and the transfer is not a transfer of distributable benefits pursuant to Treasury Regulations Section 1.411(d)-4, Q&A-3(c), the transferred benefits are not treated as being provided under the transferor plan (but are taken into account as benefits provided under the transferee plan). If a participant’s benefits under a defined benefit plan maintained by the employer are transferred to another defined benefit plan that is not maintained by the employer and the transfer is not a transfer of distributable benefits pursuant to Treasury Regulations Section 1.411(d)-4, Q&A-3(c), the transferred benefits are treated by the employer’s plan as if such benefits were provided under annuities purchased to provide benefits under a plan maintained by the employer that terminated immediately prior to the transfer with sufficient assets to pay all participants’ benefit liabilities under the plan. If a participant’s benefits under a defined benefit plan maintained by the employer are transferred to another defined benefit plan in a transfer of distributable benefits pursuant to Treasury Regulations Section 1.411(d)-4, Q&A-3(c), the amount transferred is treated as a benefit paid from the transferor plan.

(3)
Formerly Affiliated Plans of the Employer. A Formerly Affiliated Plan of the Employer shall be treated as a plan maintained by the employer, but the Formerly Affiliated Plan of the Employer shall be treated as if it had terminated immediately prior to the cessation of affiliation with sufficient assets to pay participants’ benefit liabilities under the plan and had purchased annuities to provide benefits.

(4)
Plans of a Predecessor Employer. If the employer maintains a defined benefit plan that provides benefits accrued by a Participant while performing services for a predecessor employer, the Participant’s benefits under a plan maintained by the predecessor employer shall be treated as provided under a plan maintained by the employer. However, for this purpose, the plan of the predecessor employer shall be treated as if it had terminated immediately prior to the event giving rise to the predecessor employer relationship with sufficient assets to pay participants’ benefit liabilities under the plan, and had purchased annuities to provide benefits; the employer and the predecessor employer shall be treated as if they were a single employer immediately prior to such event and as unrelated employers immediately after the event; and if the event giving rise to the predecessor relationship is a benefit transfer, the transferred benefits shall be excluded in determining the benefits provided under the plan of the predecessor employer.

(5)	Special Rules. The limitations of this Section 6.1 shall be determined and applied taking into account the rules in Treasury Regulations Section 1.415(f)-1(d), (e) and (h).

(6)	Aggregation with Multiemployer Plans.
(A)
If the employer maintains a multiemployer plan, as defined in Section 414(f) of the Code, and the multiemployer plan so provides, only the benefits under the multiemployer plan that are provided by the employer shall be treated as benefits provided under a plan maintained by the employer for purposes of this Section 6.1.

(B)
Effective for Limitation Years ending after December 31, 2001, a multiemployer plan shall be disregarded for purposes of applying the compensation limitation of Sections 6.1(f)(3) and 6.1(f)(1)(A) to a plan which is not a multiemployer plan.

(h)
Compliance With Section 415 of the Internal Revenue Code. The provisions set forth in Section 6.1 are intended to conform the Plan to the Final Treasury Regulations under Section 415 of the Code, that were released in April, 2007.

6.2	Restrictions for Twenty-five Highest-Paid Participants.
(a)
Restricted Participants. In each Plan Year, the total number of Participants whose benefit payments are restricted under this Section is limited to the 25 highly compensated employees and former employees (within the meaning of Section 414(q) of the Code) with the greatest Compensation in the current or any prior Plan Year (the restricted Participants).

(b)
Restricted Amount. For each Plan Year, the amount of benefits payable to each restricted Participant will be limited to the annual amount that would be payable in the single life annuity form, unless either:

(1)	The value of Plan assets remaining after payment to such Participant is at least 110% of the value of current liabilities, or
(2)	The value of benefits paid to such Participant is less than 1 percent of the value of current liabilities.
(c)
Security for Restricted Amount. In lieu of the restrictions described in this Section and to the extent permitted by applicable law, the Plan may permit each restricted Participant to provide security for any payments which exceed the annual amount that would have been payable as a single life annuity.

(d)
Restriction upon Plan Termination. In the event the Plan terminates, the benefits payable to the restricted Participants will be limited to an amount that is not discriminatory under Section 401(a)(4) of the Code.

6.3	Top-Heavy Rules.
(a)	Applicable Definitions. For purposes of this Section, the following terms will have the meanings set forth below.
(1)
Aggregation Group. The Required Aggregation Group includes each qualified plan maintained in the Controlled Group in which a Key Employee is a participant, and each other plan which enables any plan with Key Employee participants to meet the requirements of Sections 401(a)(4) or 410 of the Code, which plans are required to be aggregated for purposes of determining top-heavy status. The Permissive Aggregation Group includes the qualified plans of the Controlled Group which are required to be aggregated, plus such plans which are not part of the Required Aggregation Group but which satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group.

(2)	Determination Date means, for each Plan Year, the first day of the preceding Plan Year.
(3)
Key employee means any Employee or former Employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having Top-Heavy Annual Compensation greater than $130,000 (as adjusted under Section 416(i)(l) of the Code), a 5-percent owner of the employer, or a 1-percent owner of the employer having Top-Heavy Annual Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable Regulations and other guidance of general applicability issued thereunder.

(4)	Non-Key Employee means an Employee who is not a Key Employee.
(5)	Top-Heavy Annual Compensation means compensation with the meaning of Section 415(c)(3) of the Code.
(6)
Top-Heavy Group means an Aggregation Group in which the sum of (i) the present value of cumulative Accrued Benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate account balances of Key Employees under all defined contribution plans included in the group, exceeds 60 percent of a similar sum determined for all Employees.

(7)	Top-Heavy Plan Year means a Plan Year when the Plan is top-heavy.

(b)
Determination of Top-Heavy Status. The determination of top-heavy status for any Plan Year will be based on the actuarial valuation made as of the first day of the Plan Year in which the Determination Date occurs. If benefits under all the Controlled Group plans accrue at the same rate, that accrual rate may be used; otherwise the present value of all accrued benefits will be determined by use of the fractional rule described in Section 411(b)(1)(C) of the Code. The Plan will be treated as top-heavy for the tested Plan Year under the following rules:

(1)
60-Percent Rule. The Plan will be treated as top-heavy if the Actuarial Equivalent of the cumulative Accrued Benefits for Key Employees exceeds 60 percent of the Actuarial Equivalent of the cumulative Accrued Benefits for all Employees.

(2)
Top-Heavy Group Rule. The Plan will be treated as top-heavy if it is part of a Top-heavy Group. The Plan will not be considered top-heavy in any Plan Year in which the Plan is part of a Required or Permissive Aggregation Group that is not top-heavy.

(3)
Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

(4)
Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

(5)
For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of service with the employer, any service with the employer shall be disregarded to the extent that such service occurs during a Plan Year when the plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

(c)	Plan Operation During Top-Heavy Plan Years. Notwithstanding any other provision of the Plan, the following provisions will apply for any Top-Heavy Plan Year:
(1)
Minimum Benefit. The Accrued Benefit of each active Non-Key Employee Participant will not be less than the lesser of (i) 2 percent (2%) of his Top-Heavy Annual Compensation multiplied by the number of his Years of Benefit Service, not in excess of 10, earned during Top-Heavy Plan Years; or (ii) 20 percent (20%) of his Top-Heavy Annual Compensation. The Participant will accrue this minimum benefit for each of his Years of Benefit Service earned during Top-Heavy Plan Years, regardless of the level of his Form W-2 Compensation for any such Plan Year, or whether he remains in Employment until the last day of any such Plan Year. If the Employee also participates in a defined contribution plan maintained by an Employer, this Plan will provide the top-heavy minimum benefit.

(2)	Minimum Vesting. The following vesting schedule will be in effect for Participants who earn any Hours of Service during Top-Heavy Plan Years:

Years of Vesting Service	Vested Percentage
Fewer than 2	0%
2	20%
3	40%
4	60%
5	100%
(d)	Plan Operation After Top-Heavy Plan Years. If the Plan is top-heavy in a Plan Year and ceases to be top-heavy in a subsequent Plan Year, the following provisions will apply:
(1)
Accrued Benefit. The Participant’s Accrued Benefit in each subsequent Plan Year will not be less than the minimum Accrued Benefit described in Subsection 6.3(c)(1), computed as of the end of the most recent Plan Year in which the Plan was top-heavy.

(2)
Vested Percentage. The Participant who became partially vested under the schedule set forth in Subsection 6.3(c)(2) before the end of the last Top-Heavy Plan Year, will continue to have the vested percentage of his Accrued Benefit which he has as of that date but will not have any additional vested percentage until he has completed 5 Years of Vesting Service. However, the Participant who has completed at least 3 Years of Vesting Service before the end of the last Plan Year in which the Plan was top-heavy may elect to continue to have the vested percentage of his Accrued Benefit determined under that vesting schedule instead of the 5-year cliff vesting schedule described in Subsection 3.5(a)(2).

ARTICLE 7
Contributions
7.1
Employer Contributions. The Employers will make contributions in the amounts determined by the Committee to be necessary to provide benefits under the Plan, based on the recommendations of the Plan’s actuary. Employer contributions will be irrevocable and will be used only for the benefit of Participants and beneficiaries, except as provided in Sections 7.3 and 8.2. The Company reserves the right to establish and to change from time to time the method for funding benefits, either through the use of one or more trust agreements or one or more group annuity contracts or other forms of insurance contracts or agreements with one or more insurance companies.

7.2	Participant Contributions. Participants will neither be required nor permitted to make contributions to the Plan.
7.3	Return of Contributions to the Employers. Contributions will be returned to the affected Employer(s) under the following circumstances:
(a)	Mistake of Fact. Any contribution made by mistake of fact will be returned to the affected Employer(s) within one year after the contribution is made.
(b)	Nondeductible. All contributions are conditioned upon their deductibility under Section 404 of the Code and will be returned to the affected Employer(s) within one year after any disallowance.
7.4
Actuarial Gains. Actuarial gains arising from any cause whatsoever will not be applied to increase the benefits any Participant would otherwise receive at any time before termination of the Plan, but will be applied to reduce Employer contributions for the current or subsequent Plan Years.

ARTICLE 8
Amendment, Termination, Merger
8.1	Amendment
(a)
Right to Amend. Subject to Section 8.1(b) and any other limitations contained in ERISA or the Code, the Board or the Compensation Committee of the Board may from time to time amend, in whole or in part, any or all of the provisions of the Plan on behalf of the Plan Sponsor and all Employers; provided, however, that (i) any amendments to the Plan that do not have a significant cost impact on the Employer may also be made by the Committee, and (ii) any amendments to the Plan that do not have any cost impact on the Employer may also be made by the Chairman of the Committee. Further, but not by way of limitation, the Board, the Compensation Committee of the Board, the Committee, or the Chairman of the Committee may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code or to maintain the Plan in compliance with applicable law, whether or not retroactive.

(b)	Prohibited Amendments. No amendment will have the effect of any of the following:
(1)	Exclusive Benefit. No amendment will permit any part of the Trust Fund to be used for purposes other than the exclusive benefit of Participants.
(2)	Nonreversion. No amendment will revest in any Employer any portion of the Trust Fund except such amount as may remain after termination of the Plan and satisfaction of all liabilities.
(3)
Accrued Benefit. No amendment will eliminate or reduce any Participant’s Accrued Benefit determined as of the effective date of the amendment, except as may be permitted pursuant to Treasury Regulations issued pursuant to Section 411(d)(6) of the Code.

(4)	Forms of Payment. No amendment will eliminate any optional form of benefit described in Section 4.3, with respect to benefits accrued before the amendment.
(5)
Retirement Subsidy. No amendment will eliminate or reduce any retirement subsidy or retirement-type subsidy with respect to benefits accrued before the amendment, for Participants who either before or after the amendment meet the requirements for the subsidy.

(c)
Limited to Active Participants. Except as specifically stated in the amendment, no amendment that improves benefits will apply to any Employee whose Termination Date occurred before the effective date of the amendment.

(d)
Administrative Changes Without Plan Amendment. The Committee reserves authority to make administrative changes to this Plan document that do not alter either the minimum qualification requirements or the Plan’s funding and expense provisions, without formal amendment to the Plan. The Committee will effect such changes by substituting pages in the Plan document with corrected pages. Administrative changes include, but are not limited to, corrections of typographical errors and similar errors, conforming provisions for administrative procedures to actual practice and changes in practice, and deleting or correcting language that fails to accurately reflect the intended provision of the Plan.

8.2	Termination of the Plan.
(a)
Right to Terminate or Partially Terminate. The Plan Sponsor and the Employer have established the Plan with the bona fide intention and expectation that from year to year the Employer will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Plan Sponsor and the Employer realize that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable for the Employer to continue to make its contributions to the Plan. Therefore, the Board shall have the right and the power to terminate the Plan or partially terminate the Plan at any time hereafter. Each member of the Committee, the Trustee and all affected Participants shall be notified of such termination or partial termination.

(b)
Full Vesting. In the event of termination or partial termination of the Plan, the Accrued Benefit of each affected Participant, to the extent funded, will become fully vested as of the termination date. For purposes of accelerated vesting, affected Participants will include only those who are in active Employment as of the Plan termination date. All nonvested Participants who terminated Employment before the Plan termination date will be considered to have received constructive (zero) cash-outs of their entire Accrued Benefits under Subsection 4.4(b).

(c)	Provision for Benefits upon Plan Termination. In the event of termination, the Committee may in its discretion act as follows:
(1)
Maintain the Trust. The Committee may continue the Trust for so long as it considers advisable and so long as permitted by law, either through the existing trust agreement(s), or through successor funding media.

(2)
Terminate the Trust. The Committee may terminate the Trust, pay all expenses, and direct the payment of the benefits as allocated under Subsection (d), either in the form of lump-sum distributions, annuity contracts, transfer to another qualified plan. or any other form selected by the Committee, to the extent not prohibited by law.

(d)
Allocation of Assets. Upon termination, the Committee will allocate the assets that remain after payment of all Plan expenses, to pay benefits due to Participants and beneficiaries under applicable provisions of the Plan, as specified in ERISA Section 4044.

(e)	Surplus Reversion. Any assets that remain after all benefits under the Plan have been allocated will be returned to the Company and/or the affected Employer(s).
8.3
Merger. In the event of any merger or consolidation of the Plan with any other plan, or the transfer of assets or liabilities by the Plan to another plan, each Participant will be entitled to receive a benefit immediately after the merger, consolidation or transfer, if the Plan then terminated, which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

ARTICLE 9
Administration
9.1	Fiduciary Provisions.
(a)	This Section 9.1(a) shall control over any contrary, inconsistent, or ambiguous provisions contained in the Plan.
(1)
General Allocation of Fiduciary Duties. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Board shall have the sole authority to appoint and remove the Trustee. Except as otherwise specifically provided herein, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided, the Trustee shall have the sole responsibility for the administration, investment and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

(2)
Delegation of Fiduciary Duties. The Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegate. Upon such appointment, delegation, and acceptance, the delegating committee members shall have no liability for the acts or omissions of any such delegatee, as long as then delegating Committee members do not violate any fiduciary responsibility in making or continuing such delegation.

(3)
Investment Manager. The Committee may, in its sole discretion, appoint an “investment manager” with power to manage acquire or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

(A)
The investment manager is (i) registered as an investment adviser under the Investment Advisers Act of 1940, (ii) not registered as an investment adviser under such act by reason of paragraph (1) of section 203A(a) of such act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time it last filed the registration form most recently filed by it with such state in order to maintain its registration under the laws of such state, also filed a copy of such form with the Secretary of Labor, (iii) a bank, as defined in the Investment Advisers Act of 1940, or (iv) an insurance company qualified to do business under the laws of more than one state; and

(B)	Such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.
Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee does not violate any fiduciary responsibility in making or continuing such appointment. Notwithstanding anything to the contrary herein contained, the Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within the Committee’s sole discretion.
(b)	The Committee.
(1)
Appointment of Committee. The general administration of the Plan shall be vested in the Committee. For purposes of ERISA, the Committee shall be the Plan “administrator” and shall be the “named fiduciary” with respect to the general administration of the Plan (except as to the investment of the assets of the Trust). Each member of the Committee shall serve until he resigns, dies or is removed by the Committee or the Compensation and Human Resources Committee of the Board. A member of the Committee who is an Employee of the Employer or any of its affiliates shall cease to be a member of the Committee as of the date he ceases to be employed by the Employer or any of its affiliates.

(2)
Records and Procedures. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant or beneficiary such records as pertain to that individual’s interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

(3)
Meetings. The Committee shall hold meetings upon such notice and at such time and place as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee. The Committee may hold any meeting telephonically and any business conducted at a telephonic meeting shall have the same force and effect as if the members had met in person.

(4)
Self-Interest of Members. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act, and the remaining members cannot agree, the Board or the Compensation and Human Resources Committee of the Board shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

(5)
Compensation and Bonding. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by ERISA or other applicable law, or required by the Plan Sponsor, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

(6)
Committee Powers and Duties. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes. including, but not by way of limitation, the right, power, authority, and duty:

(A)
To make rules, Regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, provided such rules, Regulations, and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to the Plan Sponsor and to enforce the terms of the Plan and the rules and Regulations promulgated thereunder by the Committee;

(B)
To construe in its discretion all terms, provisions, conditions, and limitations of the Plan, and, in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

(C)
To correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient in its discretion to effectuate the purposes of the Plan;

(D)
To employ and compensate such accountants, attorneys, investment advisors, actuaries, and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan;

(E)	To determine in its discretion all questions relating to eligibility;

(F)
To make a determination in its discretion as to the right of any person to a benefit under the Plan and the amount, if any, of such benefit and to prescribe procedures to be followed by distributees in obtaining benefits hereunder;

(G)	To prepare, file, and distribute, in such manner as the Committee determines to be appropriate, such information, and material as is required by the reporting and disclosure requirements of ERISA;
(H)
To issue directions, which shall be in writing and signed an authorized member of the Committee, to the Trustee concerning all benefits that are to be paid from the Trust pursuant to the provisions of the Plan;

(I)	To designate entities as participating Employers under the Plan;
(J)	To establish an investment policy for the Plan; and
(K)	To receive and review reports from the Trustee as to the financial condition of the Trust, including its receipts and disbursements.
Any provisions of the Plan to the contrary notwithstanding, benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.
(c)	The Trustee and Trust
(1)
Trustee. The assets of the Plan shall be maintained in a fund by the Trustee for the purpose of providing the benefits provided for under the Plan. The Plan Sponsor may provide for such fund by entering into an annuity contract or a trust agreement with the Trustee. The Plan Sponsor may maintain the Plan’s fund through more than one Trustee and under more than one annuity contract or trust agreement, or any combination thereof. The Plan Sponsor, at any time and from time to time, may substitute a new funding medium or Trustee without such substitution being considered a discontinuance of the Plan.

The Trustee shall receive such compensation for its services as Trustee as may be agreed upon from time to time by the Plan Sponsor and the Trustee. The Trustee shall be reimbursed for all reasonable expenses it incurs while acting as the Trustee as agreed upon by the Plan Sponsor.
(2)
Payment of Expenses. All expenses incident to the administration of the Plan and Trust including but not limited to, actual legal accounting premiums to the Pension Benefit Guaranty Corporation, Trustee fees, direct expenses of the Plan Sponsor, the Employer and the Committee in the administration of the Plan, and the cost of furnishing any bond or security required of the Committee, shall be paid by the Trustee from the Trust and, until paid, shall constitute a claim against the Trust which is paramount to the claims of Participants and beneficiaries provided however, that (i) the obligation of the Trustee to pay such expenses from the Trust shall cease to exist to the extent such expenses are paid by the Plan Sponsor or the Employer, and (ii) in the event the Trustee’s compensation is to be paid, pursuant to this Section, from the Trust, any individual serving as a Trustee who already receives full-time pay from the Plan Sponsor, an Employer or an association of Employers whose employees are Participants, or from an employee organization whose members are Participants, shall not receive any additional compensation for serving as a Trustee. This Section shall be deemed a part of any contract to provide for expenses of Plan and Trust administration, whether or not the signatory to such contract is, as a matter of convenience, the Employer.

(3)	Trust Property
(A)
All contributions heretofore made and hereafter made under this Plan shall be paid to the Trustee and shall be held, invested, and reinvested by the Trustee as Plan assets. All property and funds of the Trust, including income from investments and from all other sources, shall be retained for the exclusive benefit of Participants, as provided in the Plan, and shall be used to pay benefits to Participants or their beneficiaries, or to pay expenses of administration of the Plan and Trust to the extent not paid by the Plan Sponsor or the Employer.

(B)
No Participant shall have any title to any specific asset in the Trust. No Participant shall have any right to, or interest in, any assets of the Trust upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable to such Participant out of the assets of the Trust.

(C)
Authorization of Benefit Payments. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan. All distributions hereunder shall be made in cash or in the form of a commercial annuity contract.

(D)
Payments Solely from Trust. All benefits payable under the Plan shall be paid or provided for solely from the Trust, and neither the Plan Sponsor, the Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

(E)
No Benefits to the Employer. No part of the corpus or income of the Trust shall be used for any purpose other than the exclusive purpose of providing benefits for the Participants and their beneficiaries and of defraying reasonable expenses of administering the Plan and the Trust. Anything to the contrary herein notwithstanding, the Plan shall not be construed to vest any rights in the Plan Sponsor or the Employer other than those specifically given hereunder.

9.2
Employer to Supply Information. The Employer shall supply full and timely information to the Committee, including, but not limited to, information relating to each Participant’s Compensation, age, retirement, death, or other cause of termination of employment and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee’s duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer.

9.3
Indemnification. The Plan Sponsor shall indemnify and hold harmless each member of the Committee and each individual employed by the Plan Sponsor or a Controlled Group member who is a delegate of the Committee against any and all expenses and liabilities arising out of his administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such functions or responsibilities, but excluding expenses and liabilities that are caused by or result from such individual’s own gross negligence or willful misconduct. Expenses against which such individual shall be indemnified hereunder shall include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.

9.4	Claims Procedure.
(a)	Definitions. For purposes of this Section, the following terms, when capitalized, will be defined as follows:
(i)
Adverse Benefit Determination: Any denial, reduction or termination of or failure to provide or make payment (in whole or in part) for a Plan benefit, including any denial, reduction, termination or failure to provide or make payment that is based on a determination of a Claimant’s eligibility to participate in the Plan. Further, any invalidation of a claim for failure to comply with the claim submission procedure will be treated as an Adverse Benefit Determination.

(ii)
Benefits Administrator: The person or office to whom the Committee has delegated day-to-day Plan administration responsibilities and who, pursuant to such delegation, processes Plan benefit claims in the ordinary course.

(iii)	Claimant: A Participant or beneficiary or an authorized representative of such Participant or beneficiary who has filed or desires to file a claim for a Plan benefit.

(b)
Filing of Benefit Claim. To file a benefit claim under the Plan, a Claimant must obtain from the Benefits Administrator the information and benefit election forms, if any, provided for in the Plan and otherwise follow the procedures established from time to time by the Committee or the Benefits Administrator for claiming Plan benefits. If, after reviewing the information so provided, the Claimant needs additional information regarding his Plan benefits, he may obtain such information by submitting a written request to the Benefits Administrator describing the additional information needed. A Claimant may only request a Plan benefit by fully completing and submitting to the Benefits Administrator the benefit election forms, if. any, provided for in the Plan and otherwise following the procedures established from time to time by the Committee or the Benefits Administrator for claiming Plan benefits.

(c)
Processing of Benefit Claim. Upon receipt of a fully completed benefit claim from a Claimant, the Benefits Administrator shall determine if the Claimant’s right to the requested benefit, payable at the time or times and in the form requested, is clear and, if so, shall process such benefit claim without resort to the Committee. If the Benefits Administrator determines that the Claimant’s right to the requested benefit, payable at the time or times and in the form requested, is not clear, it shall refer the benefit claim to the Committee for review and determination, which referral shall include:

(1)	All materials submitted to the Benefits Administrator by the Claimant in connection with the claim;
(2)	A written description of why the Benefits Administrator was of the view that the Claimant’s right to the benefit, payable at the time or times and in the form requested, was not clear;
(3)	A description of all Plan provisions pertaining to the benefit claim;
(4)	Where appropriate, a summary as to whether such Plan provisions have in the past been consistently applied with respect to other similarly situated Claimants; and
(5)	Such other information as may be helpful or relevant to the Committee in its consideration of the claim.

If the Claimant’s claim is referred to the Committee, the Claimant may examine any relevant document relating to his claim and may submit written comments or other information to the Committee to supplement his benefit claim. Within thirty days of receipt from the Benefits Administrator of a benefit claim referral (or such longer period as may be necessary due to unusual circumstances or to enable the Claimant to submit comments), but in any event not later than will permit the Committee sufficient time to fully and fairly consider the claim and make a determination within the time frame provided in Paragraph (d) below, the Committee shall consider the referral regarding the claim of the Claimant and make a decision as to whether it is to be approved, modified or denied If the claim is approved, the Committee shall direct the Benefits Administrator to process the approved claim as soon as administratively practicable.
(d)
Notification of Adverse Benefit Determination. In any case of an Adverse Benefit Determination of a claim for a Plan benefit, the Committee shall furnish written notice to the affected Claimant within a reasonable period of time but not later than ninety days after receipt of such claim for Plan benefits (or within 180 days if special circumstances necessitate an extension of the ninety-day period and the Claimant is informed of such extension in writing within the ninety-day period and is provided with an extension notice consisting of an explanation of the special circumstances requiring the extension of time and the date by which the benefit determination will be rendered). Any notice that denies a benefit claim of a Claimant in whole or in part shall, in a manner calculated to be understood by the Claimant:

(1)	State the specific reason or reasons for the Adverse Benefit Determination;
(2)	Provide specific reference to pertinent Plan provisions on which the Adverse Benefit Determination is based;
(3)	Describe any additional material or information necessary for the Claimant to perfect the claim and explain why such material or information is necessary; and
(4)
Describe the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of the Act following an Adverse Benefit Determination on review.

(e)	Review of Adverse Benefit Determination. A Claimant has the right to have an Adverse Benefit Determination reviewed in accordance with the following claims review procedure:
(1)	The Claimant must submit a written request for such review to the Committee not later than 60 days following receipt by the Claimant of the Adverse Benefit Determination notification;
(2)	The Claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits to the Committee;
(3)
The Claimant shall have the right to have all comments, documents, records, and other information relating to the claim for benefits that have been submitted by the Claimant considered on review without regard to whether such comments, documents, records or information were considered in the initial benefit determination; and

(4)
The Claimant shall have reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits free of charge upon request, including (a) documents, records or other information relied upon for the benefit determination, (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, and (c) documents, records or other information that demonstrates compliance with the standard claims procedure.

The decision on review by the Committee will be binding and conclusive upon all persons, and the Claimant shall neither be required nor be permitted to pursue further appeals to the Committee.
(f)
Notification of Benefit Determination on Review. Notice of the Committee’s final benefit determination regarding an Adverse Benefit Determination will be furnished in writing or electronically to the Claimant after a full and fair review. Notice of an Adverse Benefit Determination upon review will:

(1)	State the specific reason or reasons for the Adverse Benefit Determination;
(2)	Provide specific reference to pertinent Plan provisions on which the Adverse Benefit Determination is based;
(3)
State that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of all documents, records, and other information relevant to the Claimant’s claim for benefits including (i) documents, records or other information relied upon for the benefit determination, (ii) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, and (iii) documents, records or other information that demonstrates compliance with the standard claims procedure; and

(4)	Describe the Claimant’s right to bring an action under Section 502(a) of the Act.

The Committee shall notify a Claimant of its determination on review with respect to the Adverse Benefit Determination of the Claimant within a reasonable period of time but not later than sixty days after the receipt of the Claimant’s request for review unless the Committee determines that special circumstances require an extension of time for processing the review of the Adverse Benefit Determination. If the Committee determines that such extension of time is required, written notice of the extension (which shall indicate the special circumstances requiring the extension and the date by which the Committee expects to render the determination on review) shall be furnished to the Claimant prior to the termination of the initial sixty-day review period. In no event shall such extension exceed a period of sixty days from the end of the initial sixty-day review period. In the event such extension is due to the Claimant’s failure to submit necessary information, the period for making the determination on a review will be tolled from the date on which the notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.
(g)
Exhaustion of Administrative Remedies. Completion of the claims procedures described in this Section will be a condition precedent to the commencement of any legal or equitable action in connection with a claim for benefits under the Plan by a Claimant or by any other person or entity claiming rights individually or through a Claimant; provided, however, that the Committee may, in its sole discretion, waive compliance with such claims procedures as a condition precedent to any such action.

(h)
Payment of Benefits. If the Benefits Administrator or Committee determines that a Claimant is entitled to a benefit hereunder, payment of such benefit will be made to such Claimant (or commence, as applicable) as soon as administratively practicable after the date the Benefits Administrator or Committee determines that such Claimant is entitled to such benefit or on any other later date designated by and in the discretion of the Committee.

(i)
Authorized Representatives. An authorized representative may act on behalf of a Claimant in pursuing a benefit claim or an appeal of an Adverse Benefit Determination. An individual or entity will only be determined to be a Claimant’s authorized representative for such purposes if the Claimant has provided the Committee with a written statement identifying such individual or entity as his authorized representative and describing the scope of the authority of such authorized representative. In the event a Claimant identifies an individual or entity as his authorized representative in writing to the Committee but fails to describe the scope of the authority of such authorized representative, the Committee shall assume that such authorized representative has full powers to act with respect to all matters pertaining to the Claimant’s benefit claim under the Plan or appeal of an Adverse Benefit Determination with respect to such benefit claim.

ARTICLE 10
Miscellaneous
10.1	Headings. The headings and subheadings in this Plan have been inserted for convenient reference, and to the extent any heading or subheading conflicts with the text, the text will govern.
10.2	Construction. The Plan will be construed in accordance with the laws of the State of Texas, except to the extent such laws are preempted by ERISA and the Code.
10.3
Continued Qualification for Tax-Exempt Status. Notwithstanding any other provision of the Plan, the Plan is adopted on the condition that it will be approved by the Internal Revenue Service as meeting the requirements of the Code and ERISA for continued tax-exempt status, and in the event continued qualification is denied and cannot be obtained by revisions satisfactory to the Committee, this Plan will be null and void.

10.4
Nonalienation. No benefits payable under the Plan will be subject to the claim or legal process of any creditor of any Participant or beneficiary, and no Participant or beneficiary will alienate, transfer, anticipate or assign any benefits under the Plan, except that distributions will be made pursuant to (i) qualified domestic relations orders issued in accordance with Section 414(p) of the Code, (ii) judgments resulting from federal tax assessments, (iii) agreements between a Participant or beneficiary and an Employer under Treasury Regulation Section 1.401(a)(13)(e) for the use of all or part of his benefits under the Plan to repay his indebtedness to the Employer, which amount of benefits will be paid in a lump sum as soon as practicable after the agreement is executed and will be subject to the withholding requirements set forth in Section 10.7 and (iv) as otherwise required by law.

This Section 10.4 shall not bar any voluntary and revocable assignment to an Employer (or other designated person) by a Participant which is permitted under Treasury Regulation Section 1.401(a)-13, including any such assignment of a portion of any payment that such Participant otherwise is entitled to receive under this Plan for the purpose of paying part or all of the costs allocable to the Participant under a retiree medical expense plan; provided, however, in any case in which the exception of subsection (e) of such Treasury Regulation is relied upon, the assignee must file a written acknowledgment (including a blanket acknowledgment within the meaning of such subsection) with the Committee recognizing that such assignment is revocable and may be revoked at any time.

10.5
No Employment Rights. Participation in the Plan will not give any Employee the right to be retained in the employ of any Employer, or upon termination any right or interest in the Plan except as provided in the Plan.

10.6	No Enlargement of Rights. No person will have any right to or interest in any portion of the Plan except as specifically provided in the Plan.
10.7
Withholding for Taxes. Payments under the Plan will be subject to withholding for payroll taxes as required by law. Each Employer will withhold 20% federal income tax from each lump sum payment which is not transferred directly into another qualified retirement plan or individual retirement account under Subsection 4.4(c).

ARTICLE 11
Cash Balance Accounts
11.1	Cash Balance Accounts
A cash balance account (“First Cash Balance Account”) was established in the Prior Plan at January 1, 1987 for Participants equal to 10% of the entitled Participant’s Earnings on January 1, 1987 and interest to be added thereto on each January 1 thereafter.
A second cash balance account (“Second Cash Balance Account”) was established in the Prior Plan at September 30, 1991 for eligible Participants equal to five percent (5%) of the Participant’s Earnings on September 30, 1991 and interest to be added thereto on each January 1 thereafter.
The Prior Plan was amended by instrument dated October 28, 1994 to provide for a third cash balance account (“Third Cash Balance Account”) effective September 30, 1997, the terms of which were thereafter amended, effective September 30, 1995, by a Plan amendment instrument, dated as of July 1, 1995.
A fourth cash balance account (“Fourth Cash Balance Account”) was established in the Prior Plan and maintained for each eligible Participant as described in Paragraph (a) below and with credits thereto as set forth in Paragraphs (b) and (c) below:
(a)
Eligibility. Only an individual who was an Employee and a Participant of the Prior Plan on September 30, 1999 determined by excluding all Employees who had not satisfied the eligibility requirements subsequent to their Re-employment Commencement Date were eligible for the Fourth Cash Balance Account.

(b)
Credits. As of September 30, 1999 each Participant’s Fourth Cash Balance Account shall be credited with an amount equal to five percent (5%) of the Participant’s Compensation on such date and, except as provided in the immediately following Paragraph 3, no further credits will be made to such Account.

(c)
Interest. Beginning January 1, 2000 and on each January 1 thereafter, such Account shall be credited with interest except that for the period October 1, 1999 through December 31, 1999, interest shall be credited pro rata, all as described in Section 11.2. Reference below to “Accounts” shall mean collectively the First, Second, Third and Fourth Cash Balance Accounts.

11.2	Interest Adjustment
(a)
On January 1 of each year, the Account of each Participant shall be automatically increased by an amount equal to the rate of interest or yield available on 30-Year Treasury Bonds of constant maturities for the month of November in the second calendar year preceding the January 1 as of which such interest is to be credited, as published in the Federal Reserve Statistical Release. Notwithstanding the foregoing, for the amount credited on September 30, 1999 for the Fourth Cash Balance Account, as described under subparagraph 1 of Section 11.1, the Participant’s Account (to the extent it relates to the Fourth Cash Balance Account) shall be credited with interest on a pro rata basis for the period October 1, 1999 through December 31, 1999, or portion thereof, using the rate of interest or yield available on 30-Year Treasury Bonds of constant maturities for the month of November 1998.

(b)
If a Participant has an “Annuity Starting Date” (as defined in Section 11.2(d)) other than on a January 1 (including, in the case of the Fourth Cash Balance Account, an Annuity Starting Date after September 30, 1999 and before January 1, 2000), the Participant’s Account shall be adjusted for the Plan Year in which the Annuity Starting Date occurs by multiplying his Account by an amount equal to the product of:

(1)	the number of completed calendar months in such Plan Year prior to the Participant’s Annuity Starting Date; and
(2)
the rate of interest or yield available on 30-Year Treasury Bonds of constant maturities for the month of November in the first calendar year preceding the Participant’s Annuity Starting Date, divided by 12.

(c)
As of a Participant’s Annuity Starting Date, his Account shall be cancelled and no further adjustments shall be made to his Account balance. If a Participant’s Annuity Starting Date is January 1, the Participant’s Account shall be adjusted as provided in Section 11.2(a) above and then cancelled.

(d)
Except as may otherwise be provided in Section 11.5(b), “Annuity Starting Date” shall mean, in the case of an annuity form of distribution of Cash Balance Retirement Income, the first day of the first period for which an amount is paid under Section 11.7(b)(2) and, in the case of a lump sum payment of Cash Balance Retirement Income, it shall mean the date as of which payment is made pursuant to Section 11.7(a) or (b)(1).

11.3	Vesting
A Participant shall always have a one-hundred percent (100%) non-forfeitable interest in his Cash Balance Account.
11.4	Cash Balance Retirement Income
“Cash Balance Retirement Income” shall mean the annuity which can be provided by a Participant’s Cash Balance Account as computed and determined under this Section 11.4.
On termination of employment with the Company by reason of retirement, disability, discharge or voluntary termination of employment (“Termination of Service”), the Cash Balance Retirement Income of a Participant who is not a married Participant shall be paid as a single life annuity commencing on the Participant’s Annuity Starting Date and shall be equal to his Account as of his Annuity Starting Date adjusted by the Actuarial Equivalent factors set forth in Section 1.2(b) of the Plan.

The Cash Balance Retirement Income of a married Participant shall be paid as a Qualified Joint and Survivor Annuity commencing on the Participant’s Annuity Starting Date and shall be equal to the Cash Balance Retirement Income determined in accordance with the preceding subparagraph adjusted in accordance with the applicable Actuarial Equivalent Factors set forth in Section 1.2 for payment in the form of a Qualified Joint and Survivor Annuity.
11.5	Death Before Annuity Starting Date
If a Participant or former Participant dies before his Annuity Starting Date, a benefit shall be payable to the Participant’s beneficiary as follows:
(a)
If the Participant’s beneficiary is any person other than his Spouse, there shall be paid to such beneficiary as of the first day of the month following the month in which the Participant or former Participant’s death occurs a lump sum amount equal to the amount of his Account as of the last day of the month in which the Participant or former Participant’s death occurs.

(b)
If the Participant’s beneficiary is his Spouse, there shall be paid to the Spouse an annuity for the life of the Spouse. The Annuity Starting Date with respect to such benefit shall be (i) the first day of the month following the month in which the Participant’s or former Participant’s death occurs if such death occurs after he had attained fifty-five (55) years of age, or (ii) the first day of the month following the month in which the Participant or former Participant would have attained fifty-five (55) years of age if his death occurred before he had attained fifty-five (55) years of age, or (iii) the first day of any subsequent month, as elected by the Spouse, but not later than the first day of the month subsequent to the date that the Member would have attained age 65.

The amount of the annuity shall be equal to the Participant’s Account as of the Annuity Starting Date adjusted in accordance with factors specified in Exhibit B based on the Spouse’s age at the Annuity Starting Date. The Spouse may direct the Committee to pay to the Spouse, in lieu of such annuity, the Participant’s Account in a lump sum, determined on the same basis as set forth in Section 11.5(a).

11.6	Beneficiary
(a)
A Participant or former Participant who has a Spouse at the date of his death shall automatically be deemed to have designated such Spouse as his beneficiary unless (i) the Participant or former Participant designates a different beneficiary (which designation may not be changed without spousal consent unless the consent of the Spouse expressly permits designations without any further consent by the Spouse) and the Spouse of such Participant or former Participant consents to such designation in writing, which consent acknowledges the effect of such designation and which is witnessed by a notary public, or (ii) it is established to the satisfaction of the Committee that the consent of the Spouse cannot be obtained because the Spouse cannot be located or because of other special circumstances. Notwithstanding the foregoing, no such designation of an alternate beneficiary shall be effective unless made after the earlier of (i) the first day of the Plan Year in which the Participant attains age 35, or (ii) the date the Member separates from service.

The Committee shall provide each Participant with an explanation of the death benefit provided under Section 11.5, (other than those Participants with a First Cash Balance Account who have been provided with such an explanation) the right to designate a beneficiary and the rights of the Spouse. Such explanation shall be provided within a reasonable period of time after the earlier of the first day of the Plan Year in which the Participant attains age 32 or the Participant separates from service.
(b)
Subject to the provisions of Paragraph (a) above, a Participant or former Participant may designate a beneficiary or beneficiaries to receive any death benefit payable under Section 11.5. Any such designation shall be made, and may be changed or revoked, except as provided in Paragraph (a) above, by filing the appropriate form with the Committee. If more than one person is designated each shall have an equal share unless the designation directs otherwise. Any designation, change or revocation by a Participant or former Participant shall be effective only if it is received by the Committee before the death of such Participant or former Participant. For purposes of this Paragraph (b), the term “person” includes an individual, a trust or an estate, If no beneficiary designation is on file with the Committee at the Participant’s or former Participant’s death, or if any designation is not effective for any reason, as determined by the Committee, the benefit payable under Section 11.5 shall be paid to such Participant’s or former Participant’s estate.

11.7	Payment of Cash Balance
On his Termination Date, the amount of a Participant’s Account shall be paid to him as follows:
(a)
If the sum of the amount of his Account as of the first day of the month after his Termination Date and the present value of his vested Accrued Benefit, if any, is $1,000 or less, his Account balance as of such date shall be paid to him in a lump sum on such date. If required for administrative reasons, the member’s Account shall be paid as aforesaid as the first day of any subsequent month. The date of such payment shall be his Annuity Starting Date.

(b)
If the balance of a Participant’s Account, together with the present value of his vested Accrued Benefit, if any, exceeds $1,000 or less, a Participant’s Account shall, at the election of the Participant, be paid in accordance with (1) or (2) below:

(1)
At the written election and direction of the Participant (and in the case of a married Participant with the written consent of his Spouse), payment shall be made in a lump sum amount equal to his Account balance determined and paid as of the first day of the month subsequent to his Termination Date. If required for administrative reasons, the Participant’s Account shall be paid as aforesaid as of the first day of any subsequent month. The date of such payment shall be his Annuity Starting Date.

(2)
At the written election and direction of a Participant, payment shall be made in the form of Cash Balance Retirement Income (as defined in Section 11.4) or, in the case of a married Participant with the consent of his Spouse, in any other form permitted under Section 4.3 commencing as of the first day of the month subsequent to his Termination Date.

(c)	If no election is made in Subparagraph (b)(1) or (2) of this Section 11.7, the Cash Balance Retirement Income shall be paid in the same form and at the same time that the Accrued Benefit is paid.
(d)	An election in Subparagraph (b) (1) or (2) of this Section 11.7, must be made and may be changed or revoked during the 180-day period (effective January 1, 2008) ending on the Annuity Starting Date.
IN WITNESS WHEREOF, DYNEGY INC. has caused this DYNEGY NORTHEAST GENERATION, INC. RETIREMENT INCOME PLAN to be executed, this 18th day of December, 2008, to be effective as of the Effective Date.

DYNEGY INC.
By:
Name:
Title:

DYNEGY NORTHEAST GENERATION, INC. RETIREMENT INCOME PLAN
ADDENDUM A
HISTORY OF REVISED PLAN PROVISIONS
Exhibit A

DYNEGY NORTHEAST GENERATION, INC. RETIREMENT INCOME PLAN
ADDENDUM A
HISTORY OF PLAN TO PLAN TRANSFERRED BENEFITS
The following provisions have the same Section headings and numbers as the corollary Sections in the main text of the Plan, with the prefix “A-” to correspond to this Addendum A, with one exception. Article 17 in this Addendum references the Prior Plan provisions only. The provisions set forth in this Addendum A were in effect during the stated periods of the Prior Plan’s existence, but have been revised as set forth in the corollary Sections of the main text of the Plan. Although revised, these historical provisions may continue to affect the amount of and/or entitlement to benefits of a Participant or beneficiary whose benefits are determined after the dates when these provisions were changed. All provisions of the Prior Plan with respect to eligibility, benefits, vesting and retirement payout options shall continue to be applicable for Participants with a Plan to Plan Transfer Benefit.
ARTICLE 1
Definitions
A-1.6
Break in Service. A Break in Service incurred by a nonvested terminated Participant has always been governed by the rule in effect as of his Termination Date. No Participant has been entitled to have his Years of Vesting Service determined under a more generous Break in Service rule which became effective after his Termination Date, unless he resumed Employment before he incurred a Break in Service under the old rule and earned at least one Hour of Service after the effective date of the new rule. As described below, the Break in Service rule as in effect from time to time has become progressively more generous.

(a)	Before the 1976 Plan Year. The nonvested Participant who terminated and incurred a One-Year Break lost all credit for all purposes under the Plan.
(b)
1976 -1984 Plan Years. The nonvested Participant who terminated and incurred consecutive One-Year Breaks equal to or greater than the number of his pre-break Years of Vesting Service lost all credit for all purposes under the Plan.

(c)
1985 -1988 Plan Years. The nonvested Participant who terminated and incurred consecutive One-Year Breaks which equaled or exceeded the greater of five or the number of his pre-break Years of Vesting Service, lost all credit for all purposes under the Plan.

(d)
After the 1988 Plan Year. The nonvested Participant who terminates Employment will lose all credit for all purposes under the Plan after he incurs a Five-Year Break, regardless of the number of his pre-break Years of Vesting Service.

A-1.17
Employee Contributions mean the aggregate after-tax contributions made by a Participant, plus credited interest, which amount is always fully vested. Interest on the aggregate contributions is credited at the rates of:

(a)	3% per annum for Plan Years beginning in 1961 and ending in 1976;

(b)	5% per annum for Plan Years beginning 1976 and ending in 1988;

(c)	a rate equal to 120% of the federal midterm rate as in effect for October of each year in Plan Years beginning in and after 1988.
Interest will be compounded annually from the date each contribution was made until the Participant’s Termination Date. If he leaves his Employee Contributions in the Plan after his Termination Date, the Plan will continue to credit interest until his Benefit Commencement Date.
Upon termination or retirement, a Participant may elect to receive a refund of his Employee Contributions, and a residual annuity based on his Accrued Benefit reduced by the value of the withdrawn Employee Contributions. The Participant’s Spouse (if any) must consent to this election under the procedures set forth in Section 4.2. The Participant who receives a refund will forfeit the portion of his Accrued Benefit attributable to his Employee Contributions. The portion of his Accrued Benefit attributable to Employer Contributions (the residual annuity) will be payable under applicable provisions of the Plan if he is vested, or will be forfeited if he is not vested. The Committee will calculate the residual annuity by subtracting from the Participant’s Accrued Benefit an annuity calculated by: (i) accumulating the Participant’s Employee Contributions to his refund date, and adding earnings projected to his Normal Retirement Age, using the applicable interest rate for deferred annuities under Section 417 of the Code as of the first day of the Plan Year in which the refund is made; then (ii) converting that lump sum value to an annuity by dividing it by a lump sum conversion factor based on the 1983 Group Annuity Mortality Table (50% male, 50% female), with no preretirement mortality, and the applicable interest rate for immediate lump sums under Section 417 of the Code as of the first day of the Plan Year in which the refund is made.
If the Participant, or beneficiary who is receiving the Joint and Survivor Annuity form of payment, dies, before the Plan has paid an aggregate amount at least equal to the amount of the Participant’s Employee Contributions, the Plan will refund the difference between the Employee Contributions and the amount actually paid out in a lump sum to the Participant’s surviving Spouse or other beneficiary, or if none then to the Participant’s estate. The Plan will make the refund as soon as practicable after the date of the death.
If the Participant dies before his Benefit Commencement Date, and the amount of his Employee Contributions is greater than the total amount of preretirement death benefit actually paid to his surviving Spouse. the excess will be refunded as soon as practicable after the Spouse’s death. The excess Employee Contributions will be payable in a lump sum to the Participant’s named beneficiary, or if no named beneficiary survives the Spouse, then to the Participant’s estate. The Employee Contributions of the Participant who dies before his Benefit Commencement Date and does not have a surviving Spouse, will be paid in a lump sum to his named beneficiary, or if no named beneficiary survives the Participant, then to his estate.

ARTICLE 2
Retirement Dates and Benefits
A-3.1	Normal Retirement.
(b)	Amount of Normal Retirement Benefit. Before January 1, 2001, each Participant’s normal retirement benefit is an amount equal to the sum of (1), (2) and (3):
(1)	Future Service Retirement Income
(A)	For periods after September 30, 1989 through December 31, 2000 the sum of (1) plus (2) as follows:
(1)	2.0% of his Compensation for each Year of Benefit Service prior to the October 1st coinciding with or next following such Participant’s 50th birthday.
(2)	2.5% of his Compensation for each Year of Benefit Service after the October 1st coinciding with or next following such Participant’s 50th birthday.
(B)	For periods after January 1, 1961 and prior to October 1, 1989 the sum of (1) plus (2) as follows:
(1)	The amount set forth in column (2) of Exhibit A for each Year of Benefit Service prior to the October 1st coinciding with or next following such Participant’s 50th birthday.
(2)	The amount set forth in column (3) of Exhibit A for each Year of Benefit Service after the October 1st coinciding with or next following such Participant’s 50th birthday.
(2)	Past Service Retirement Income, an amount equal to (A) or (B):
(A)	If the Participant did not withdraw his Employee Contributions, the retirement annuity accrued under the Group Annuity Contract on December 31, 1960, or
(B)
If the Participant withdrew his Employee Contributions, the retirement annuity resulting from the multiplication of (i) the retirement annuity attributable to Company contributions multiplied by (ii) a fraction, the numerator equal to Years of Benefit Service while a Participant and the denominator equal to the Years of Benefit Service the Participant would have at his Normal Retirement Date, provided, however, that a Participant who has not attained age 62 years of age at his Termination Date, shall be treated as if he had reached 62 years of age.

(3)	Supplementary Past Service Retirement Income, an amount equal to the sum of (A) through (J).
(A)
The sum of (i) and (ii), minus (iii), where (i) 3/4% of annual earnings as of January 1, 1961 up to $4,800 plus (ii) 1 1/2% of annual earnings in excess of $4,800 multiplied by Years of Benefit Service while a Participant prior to January 1, 1961 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), excluding, however, such years of Service prior to the Participant’s 30th birthday, minus (iii) Past Service Retirement Income.

(B)
The sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1% of his annual earnings as of October 1, 1971, up to $4,800 plus (ii) 1 1/2% of his annual earnings as of October 1, 1971 over $4,800 multiplied by the number of Years of Benefit Service while a Participant prior to October 1, 1971 (plus one-year for Participants for whom the one-year eligibility period provisions then in effect were not waived), minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1971, (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A) of this Section A-3.1(3). For purposes of the formula in this Subsection (B), earnings at October 1, 1971 shall not exceed a Participant’s average earnings for the five consecutive Plan Years during which the Participant received his highest earnings.

(C)
The sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1% of annual earnings as of October 1, 1977, up to $7,600 plus (ii) 1 1/2% of annual earnings in excess of $7,600 multiplied by Years of Benefit Service while a Participant prior to October 1, 1977 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1977, (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A) and (B) of this Section A-3.1(3). For purposes of the formula in this Subsection (C), earnings at October 1, 1977 shall not exceed a Participant’s average earnings for the five consecutive Plan Years during which the Participant received his highest earnings.

(D)
This subsection (D) applies only to Participants retiring on or after October 1, 1981 and shall be equal to the sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1% of annual earnings as of October 1, 1980, up to $10,000 plus (ii) 1 1/2% of annual earnings in excess of $10,000 multiplied by Years of Benefit Service while a Participant prior to October 1, 1980 (plus one-year for Participants for whom the one year eligibility period provisions then in effect were not waived), minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1980, (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A), (B) and (C) of this Section A-3.1 (3). For purposes of the formula in this Subsection (D), earnings at October 1, 1980 shall not exceed a Participant’s average earnings for the four consecutive Plan Years during which the Participant received his highest earnings.

(E)
This subsection (E) applies only to Participants retiring on or after October 1, 1982 the sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1% of annual earnings as of October 1, 1981, up to $10,000 plus (ii) 1 1/2% of annual earnings in excess of $10,000 multiplied by Years of Benefit Service while a Participant prior to October 1, 1981 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1981, (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A), (B), (C) and (D) of this Section A-3.1(3). For purposes of the formula in this Subsection (E), earnings at October 1, 1981 shall not exceed a Participant’s average earnings for the four consecutive Plan Years during which the Participant received his highest earnings,

(F)
The sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1% of annual earnings as of October 1, 1985 up to $13,800 plus (ii) 1 1/2% of annual earnings in excess of $13,800 multiplied by Years of Benefit Service while a Participant prior to October 1, 1985, excluding Years of Benefit Service before January 1, 1933 for all Participants and Years of Benefit Service during which a Participant was eligible to accrue a retirement annuity under the Group Annuity Contract but failed to do so minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1985, minus (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A), (B), (C), (D) and (E) of this Section A-3.1(3). For purposes of the formula in this Subsection (F), earnings at October 1, 1985 shall not exceed a Participant’s average earnings for the four consecutive Plan Years during which the Participant received his highest earnings.

(G)
The sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1.25% of the Participant’s Average Earnings as of October 1, 1989 up to $15,708 plus (ii) 1.6% of Average Earnings in excess of $15,708 multiplied by Years of Benefit Service (not to exceed 43) while a Participant prior to October 1, 1989 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), excluding Years of Benefit Service before January 1, 1933, for an employee who was a Participant continuously and Years of Benefit Service during which a Participant was eligible to accrue a retirement annuity under the Group Annuity Contract but failed to do so minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1989, minus (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A), (B), (C), (D), (E), and (F) of this Section A-3.1(3). For purposes of the formula in this Subsection (G), Average Earnings shall be the sum of the following base rates of pay for such Participant divided by 3:

•	50% of the base pay rate at October 1, 1986

•	100% of the base pay rate at October 1, 1987

•	100% of the base pay rate at October 1, 1988

•	50% of the base pay rate at October 1, 1989
(H)
The sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1.35% of the Participant’s Average Earnings as of October 1, 1992 up to $21,194 plus (ii) 1.6% of Average Earnings in excess of $21,194 multiplied by Years of Benefit Service (not to exceed 50) while a Participant prior to October 1, 1992 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), excluding Years of Benefit Service before January 1, 1933, for an employee who was a Participant continuously and Years of Benefit Service during which a Participant was eligible to accrue a retirement annuity under the Group Annuity Contract but failed to do so minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1992, minus (iv) Past Service Retirement Income, and (v) the portion of Supplementary past Service Retirement Income calculated in Subsection (A), (B), (C), (D), (E), (F) and (G) of this Section A-3.1(3). For purposes of the formula in this Subsection (H), Average Earnings shall be the sum of the following base rates of pay for such Participant divided by 3:

•	50% of the base pay rate at October 1, 1989

•	100% of the base pay rate at October 1, 1990

•	100% of the base pay rate at October 1, 1991

•	50% of the base pay rate at October 1, 1992

(I)
The sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1.40% of the Participant’s Average Earnings as of October 1, 1994 up to $25,000 plus (ii) 1.6% of Average Earnings in excess of $25,000 multiplied by Years of Benefit Service (not to exceed 50) while a Participant prior to October 1, 1994 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), excluding Years of Benefit Service before January 1, 1933, for an employee who was a Participant continuously and Years of Benefit Service during which a Participant was eligible to accrue a retirement annuity under the Group Annuity Contract but failed to do so minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1994, minus (iv) Past Service Retirement Income. and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A), (B), (C), (D), (E), (F), (G) and (H) of this Section A-3.1(3). For purposes of the formula in this Subsection (I), Average Earnings shall be the sum of the following base rates of pay for such Participant divided by 3:

•	50% of the base pay rate at October 1, 1991

•	100% of the base pay rate at October 1, 1992

•	100% of the base pay rate at October 1, 1993

•	50% of the base pay rate at October 1, 1994
(J)
The sum of (i) and (ii), minus the sum of (iii), (iv) and (v), where (i) 1.40% of the Participant’s Average Earnings as of October 1, 1998 up to $30,000 plus (ii) 1.7% of Average Earnings in excess of $30,000 multiplied by Years of Benefit Service (not to exceed 50) while a Participant prior to October 1, 1998 (plus one year for Participants for whom the one-year eligibility period provisions then in effect were not waived), excluding Years of Benefit Service before January 1, 1933, for an employee who was a Participant continuously and Years of Benefit Service during which a Participant was eligible to accrue a retirement annuity under the Group Annuity Contract but failed to do so minus (iii) the portion of Future Service Retirement Income for the period prior to October 1, 1998, minus (iv) Past Service Retirement Income, and (v) the portion of Supplementary Past Service Retirement Income calculated in Subsection (A), (B), (C), (D), (E), (F), (G), (H) and (I) of this Section A-3.1 (3). For purposes of the formula in this Subsection (J), Average Earnings shall be the sum of the following base rates of pay for such Participant divided by 3:

•	50% of the base pay rate at October 1, 1995

•	100% of the base pay rate at October 1, 1996

•	100% of the base pay rate at October 1, 1997

•	50% of the base pay rate at October 1, 1998

Exhibit A attached to and made part of Addendum A to
Dynegy Northeast Generation, Inc. Retirement Income Plan
Annual Future Service Retirement Income
Chart for Periods Prior to October 1, 1989

	Annual Future Service	Annual Future Service Retirement
Compensation	Retirement Income	Income (Credited After Age 50)
As of October 1st	(Credited Prior to Age 50)	and Prior to Retirement Date

$1,049.99 and under	$17.85	Same
1,050.00 to 1,349.99	20.40	Same
1,350.00 to 1,649.99	25.50	Same
1,650.00 to 1,949.99	30.60	Same
1,950.00 to 2,249.99	35.70	Same
2,250.00 to 2,549.99	40.80	Same
2,550.00 to 2,849.99	45.90	Same
2,850.00 to 3,149.99	51.00	Same
3,150.00 to 3,449.99	56.10	Same
3,450.00 to 3,749.99	61.20	Same
3,750.00 to 4,049.99	66.30	Same
4,050.00 to 4,349.99	71.40	Same
4,350.00 to 4,649.99	76.50	Same
4,650.00 to 4,949.99	81.60	Same
4,950.00 to 5,249.99	87.60	89.10
5,250.00 to 5,549.99	93.60	96.60
5,550.00 to 5,849.99	99.60	104.40
5,850.00 to 6,149.99	105.60	111.60
6,150.00 to 6,449.99	111.60	119.10
6,450.00 to 6,749.99	117.60	126.60
6,750.00 to 7,049.99	123.60	134.10
7,050.00 to 7,349.99	129.60	141.60
7,350.00 to 7,649.99	135.60	149.10
7,650.00 to 7,949.99	141.60	156.60
7,950.00 to 8,249.99	147.60	164.10
8,250.00 to 8,549.99	153.60	171.60
8,550.00 to 8,849.99	159.60	179.10
8,850.00 to 9.149.99	165.60	186.60
9,150.00 to 9,449.99	171.60	194.10
9,450.00 to 9,749.99	177.60	201.60
9,750.00 to 10,049.99	183.60	209.10
10,050.00 to 10,349.99	189.60	216.60
10,350.00 to 10,649.99	195.60	224.10
10,650.00 to 10,949.99	201.60	231.60
10,950.00 to 11,249.99	207.60	239.10
11,250.00 to 11,549.99	213.60	246.60
11,550.00 to 11,849.99	219.60	254.10
11,850.00 to 12,149.99	225.60	261.60

	Annual Future Service	Annual Future Service Retirement
Compensation	Retirement Income	Income (Credited After Age 50)
As of October 1st	(Credited Prior to Age 50)	and Prior to Retirement Date

12,150.00 to 12,449.99	231.60	269.10
12,450.00 to 12,749.99	237.60	276.60
12,750.00 to 13,049.99	243.60	284.10
13,050.00 to 13,349.99	249.60	291.60
13,350.00 to 13,649.99	255.60	299.10
13,650.00 to 13,949.99	261.60	306.60
13,950.00 to 14,249.99	267.60	314.10
14,250.00 to 14,549.99	273.60	321.60
14,550.00 to 14,849.99	279.60	329.10
14,850.00 to 15,149.99	285.60	336.60
15,150.00 to 15,449.99	291.60	344.10
15,450.00 to 15,749.99	297.60	351.60
15,750.00 to 16,049.99	303.60	359.10
16,050.00 to 16,349.99	309.60	366.60
16,350.00 to 16,649.99	315.60	374.10
16,650.00 to 16,949.99	321.60	381.60
16,950.00 to 17,249.99	327.60	389.10
17,250.00 to 17,549.99	333.60	396.60
17,550.00 to 17,849.99	339.60	404.10
17,850.00 to 18,149.99	345.60	411.60
18,150.00 to 18,449.99	351.60	419.10
18,450.00 to 18,749.99	357.60	426.60
18,750.00 to 19,049.99	363.60	434.10
19,050.00 to 19,349.99	369.60	441.60
19,350.00 to 19,649.99	375.60	449.10
19,650.00 to 19,949.99	381.60	456.60
19,950.00 to 20,249.99	387.60	464.10
20,250.00 to 20,549.99	393.60	471.60
20,550.00 to 20,849.99	399.60	479.10
20,850.00 to 21,149.99	405.60	486.60
21,150.00 to 21,449.99	411.60	494.10
21,450.00 to 21,749.99	417.60	501.60
21,750.00 to 22,049.99	423.60	509.10
22,050.00 to 22,349.99	429.60	516.60
22,350.00 to 22,649.99	435.60	524.10
22,650.00 to 22,949.99	441.60	531.60
22,950.00 to 23,249.99	447.60	539.10
23,250.00 to 23,549.99	453.60	546.60

Increase by $300 for each salary class	Increase by $6.00 for each salary class	Increase by $7.50 for each salary class
(For periods of participation in the Plan which are less than a full year, a proportional amount of Future Service Retirement Income will be credited.)

ADDENDUM B
PARTICIPATING EMPLOYERS
1. Dynegy Northeast Generation, Inc.